Exhibit 10.23

Confidential Treatment Requested by Tesla Motors, Inc.

Dated 11 July 2005

(1) LOTUS CARS LIMITED

(2) TESLA MOTORS INC

SUPPLY AGREEMENT FOR PRODUCTS AND SERVICES

BASED ON LOTUS ELISE TECHNOLOGY

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 1	Outline Product Specification
Appendix 2	Gatewary Deliverables
Appendix 3	Criteria
Appendix 4	IPRS
Appendix 5	Indicative List of Parts
Appendix 6	Warranty Claims
Appendix 7	Order and Forecasting Provisions
Appendix 8	Lotus Manufacturing Calendar
Appendix 9	Example PCR
Appendix 10	Technical Services Fees
Appendix 11	Approval Request for Bespoke Work

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

THIS AGREEMENT is dated the                      day of                      2005

BETWEEN:

(1)	LOTUS CARS LIMITED, a company incorporated in England and Wales (registered number (895081) having its registered office at Hethel, Norwich, Norfolk NR14 8EZ, UK (“LOTUS”) and

(2)	TESLA MOTORS INC, a company incorporated in the State of Delaware having its registered office at 1050 Commercial Street, San Carlos, CA 94070 USA (“TESLA”)

(each individually referred to as a Party or together as Parties).

WHEREAS:

(A)	LOTUS designs, develops and manufactures high performance sports motor vehicles and provides engineering consultancy services to the automotive industry.

(B)	TESLA has expertise in electric powertrain and vehicle technology.

(C)	LOTUS has provided technical support of an advisory nature in relation to the design and development by TESLA of an electric vehicle under the TSA.

(D)	Subject to the terms and conditions of this Agreement, TESLA has agreed to order from LOTUS and LOTUS has agreed to supply to TESLA part assembled vehicles into which TESLA will incorporate its electric powertrain before completing the assembly of the part assembled vehicles and marketing and selling the TESLA Vehicles in the USA.

(E)	The Parties have also agreed to terminate the TSA from the date of this Agreement and to provide instead for certain of the services previously provided by LOTUS under the TSA to be provided under this Agreement in accordance with the terms and conditions set out herein.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

1.	DEFINITIONS AND APPLICABLE PROVISIONS

1.1	Unless expressly provided to the contrary in this Agreement, the following words and expressions shall have the following meanings:

“After-Sales Supply and Services Agreement	means the agreement to be entered into between the Parties for the after-sales supply of Category 2 Parts and Category 3 Parts and other after-sales services to TESLA the entry into which is a Condition Precedent under clause 6.1;

“Annual Volumes”	has the meaning ascribed to it in clause 9.1.5;

“Background”	means the LOTUS Background and the TESLA background;

“Bespoke Background”	means all LOTUS Background in Bespoke Work;

“Bespoke Foreground”	means all Foreground in Bespoke Work excluding Bespoke Background;

“Bespoke Work”	means Technical Services and the information, materials and deliverables created by LOTUS in connection with the provision of such Technical Services agreed by the Parties to be Bespoke Work pursuant to clause 13.10 of this Agreement;

“Binding Product Order”	means each order made by TESLA in accordance with clause 9 and Appendix 7 once accepted or deemed accepted by LOTUS pursuant to clause 10.2;

“Business Day”	means any day excluding Saturday, Sunday and public holidays in either the USA or the UK and company designated holidays of LOTUS and TESLA;

“Category 1 Part”	means new parts not used by LOTUS in LOTUS Products that are designed and developed by TESLA for use in the Product and purchased by TESLA and supplied by TESLA to LOTUS for use in the Product;

“Category 2 Part”	means new parts or modified LOTUS Product parts that are designed and developed by TESLA and purchased by LOTUS for use in the Product;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Category 3 Part”	means unmodified existing parts that are used at the Go Live Date by LOTUS in the manufacture of any LOTUS Products and/or the Vauxhall VX220 and that are common to both a LOTUS Product and/or the Vauxhall VX220 and the Product and purchased by LOTUS for use in the Product;

“Change”	means any and all of the following: a variation, change, amendment, Modification to any of the Parts or manufacturers of the Parts, the Product, the Design Specifications, or the sourcing status and/or the scope of work or service being supplied as part of this Agreement;

“Collection”	means the collection of a unit or units of Product by or on behalf of TESLA from LOTUS premises at Hethel or such other location as may be agreed in writing between the parties;

“Conditions Precedent”	means the conditions that have to be fulfilled to the satisfaction of both Parties before TESLA’s order obligations and LOTUS’ supply obligations enter into force as detailed in clauses 3 and 6;

“Confidential Information”	means any information of a confidential nature (including, without limitation, specifications, drawings, trade secrets and information of a technical or commercial value) concerning the Product, LOTUS Product or the TESLA Vehicle and the subject matter of this Agreement and any documents referred to herein known by either or both the Parties and communicated to or made available or accessible to each other or any other party under the terms of this Agreement;

“Configuration Options”	means the Long Lead Time Configuration Options and the Short Lead Time Configuration Options;

“Cost of Indicative Parts”	has the meaning ascribed to it in clause 7.2;

“Cost of Released Parts”	has the meaning ascribed to it in clause 7.2;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Criteria”	means performance standards referred to in clause 2 and as set out in Appendix 3;

“Critical Concerns”

means very serious concerns that there is a high probability of any or all of:

(a)    disabled vehicles;

(b)    complete loss of function in major components;

(c)    customer/dealer extreme dissatisfaction;

(d)    material safety or regulatory issue;

(e)    inability to build or rework TESLA Vehicle;

(f)     material non-compliance with applicable legislation;

(g)    material failure to meet Performance Specifications;

(h)    material failure to meet Gateway timetable.

“Critical Supply Failure”	has the meaning ascribed to it in clause 31;

“Critical Supply Failure Notice”	has the meaning ascribed to it in clause 31;

“Current Overhead Costs”	has the meaning ascribed to it in clause 7.6.1;

“Default Product”	means a unit of Product with a pre-agreed specification that will be manufactured by LOTUS in the absence of a timely order by TESLA as set out in clause 9.4;

“Defect”	means any and all of the following: (a) a defect in design; (b) a defect in material; (c) a defect in workmanship;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Deficiency”	has the meaning ascribed to it in clause 9.5;

“Design Project”	means the LOTUS exterior and interior design project for the TESLA Vehicle under or in connection with the Styling Agreement;

“Design Specifications”	means the design specifications for the Product agreed by the Parties pursuant to the Styling Agreement;

“Designated Supplier”

means certain suppliers of parts to LOTUS at the Effective Date as follows:

(a)    TRW Automotive;

(b)    Siemens Automotive Euro A/C;

(c)    Key Safety Systems SLA Europe; and

(d)    Hydro Aluminium Worcester Limited;

“Due Date”	means the date on which any payment of an invoice or other payment is due to either Party in accordance with the terms of this Agreement;

“Effective Date”	means the date this Agreement is executed by the Parties;

“Evaluation Prototype”	means Product produced according to the intended design concept which must be completed a minimum of eight (8) weeks before start of manufacture of Validation Prototypes by LOTUS and purchased by TESLA in accordance with clause 10.6 of this Agreement;

“Ex Works”	has the same meaning as “Ex-works” in the Incoterms published by ICC Publishing SAA (2000), as amended from time to time;

“Facilities”	means factory and engineering design and testing facilities and associated services;

“Failure”	has the meaning ascribed to it in clause 5;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Federal Market”	means designed, homologated, approved and fully authorised for use and sale in the USA;

“Foreground”	means any and all Intellectual Property Rights: (i) relating to the Product and/or the design, development and manufacture of the Product that arose, were licensed to were created by LOTUS or jointly by LOTUS and TESLA in the performance of services under the TSA; or (ii) that arise, are licensed to or are created by LOTUS or jointly by LOTUS and TESLA pursuant to this Agreement;

“Gateway Deliverables”	means the Gateway deliverables described in the “Deliverables RASIC” sheet and the “All Deliverables Printout” sheet, each of which are contained in the Gateway Deliverables Spreadsheet;

“Gateway Deliverables Spreadsheet”	means the [***] referred to in Appendix 2;

“Gateway Programme”	means the schedule, procedures and standards specified for the Gateways as described in the “Deliverables RASIC” sheet and the “All Deliverables Printout” sheet, each of which are contained in the Gateway Deliverables Spreadsheet;

“Gateways”	means each of the Product design, development and production reviews comprised in the Gateway Programme;

“Go Live Date”	means the date (if any) on which the Parties agree that all the Conditions Precedent have been satisfied;

“In Field Defect”	means a Defect:

(a) in a Category 3 Part provided that such Defect is not caused by a TESLA Modification and the same Defect has also manifested itself (or subsequently manifests itself) in LOTUS Products and/or the Vauxhall VX220; and/or

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(b) in a Category 2 Part provided that such Defect is not caused by TESLA’s design of such Part or by a TESLA Modification; and/or

(c) in any Part, any unit of Product or in its or their assembly provided that in either case TESLA can reasonably demonstrate that such Defect was caused by the fault or negligence of:

(i) LOTUS; or (ii) LOTUS’ suppliers;

save where (a) the Defect is in a Category 1 Part or (b) in any other Part, any unit of Product or in its or their assembly and TESLA has imposed the selection of such supplier against Lotus’ reasonable written recommendation;

“IPRS”	means the matrix (as amended from time to time by the Parties in accordance with the provisions of clauses 3.2 and 3.5) detailing the production levels, ramp-up proposal and run rate at Appendix 4;

“Insolvency Event”	means the circumstances et out in clauses 20.2.2 to 20.2.4;

“Intellectual Property Rights”	means all patents (including supplementary protection certificates), trademarks, service marks, and goodwill in relation to such marks, copyright and design rights (whether registered or not) get-up and all applications for any of the foregoing and all rights in confidence and in Know-how whensoever and howsoever arising for the full terms thereof and all renewals and extensions thereof whether subsisting in the United Kingdom or elsewhere;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Inventory”	means all Parts acquired by LOTUS for the purpose of manufacturing units of Product and units of Product (whether partly or wholly assembled) held in inventory by LOTUS and/or in respect of which LOTUS has made binding orders other than any inventory that has not been obtained or ordered in accordance with the terms and conditions of this Agreement;

“Invoice Date”	for invoices relating to supply of the Product dated 1st to 15th day of a Month inclusive the Invoice Date shall be the 15th date of the Month of the invoice and for invoices dated 16th to 31st day of a Month inclusive the Invoice Date shall be the last day of the Month of the invoice;

“Key Gateway Deliverables”

means any or all of certain deliverables from the Gateway Programme as follows:

(a)    T1 – 8;

(b)    T10 – 20;

(c)    P3;

(d)    P6;

(e)    P11;

(f)     SUP5;

(g)    SUP11;

(h)    SUP12;

(i)     M9;

(j)     QUA5;

(k)    QUA6;

(l)     QUA11 and

(m)   PD11;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

as described in the “Deliverables RASIC” sheet and further defined in the “All Deliverables Printout” sheet, each of which are contained in the Gateway Deliverables Spreadsheet;

“Know-how”	means information, data, know-how, or experience whether patentable or not, including, but not limited to, all design or manufacturing techniques, operating instructions, machinery designs, raw materials or product specifications, drawings, blue prints, and any other technical and commercial information;

“Long Lead Time Configuration Options”	means the Product configuration options with long supply lead times that: (i) TESLA shall select for each unit of Product from the range of such Configuration Options agreed by the Parties as part of the Conditions Precedent, and (ii) TESLA is required to notify to LOTUS because of the long lead times involved as part of its forecasting and ordering obligations under clause 9;

“LOTUS Background”	means all Intellectual Property Rights and Know-how (owned by LOTUS or licensed by third parties to LOTUS):

(1) in existence at the date of execution of the TSA and subsisting in information and/or materials provided to TESLA pursuant to the TSA; and /or

(2) in existence at the Effective Date:

(a) in or relating to the Federal Market LOTUS Elise and the manufacturing process and assembly methods thereof; and/or

(b) which are used by LOTUS in the design and manufacture of the Product;

but excluding all Foreground, and, for the avoidance of doubt, TESLA Background;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“LOTUS Foreground”	means all Intellectual Property Rights and Know-how owned by LOTUS or licensed by third parties to LOTUS in or relating to the Federal Market LOTUS Elise, all parts thereof and the manufacturing process and assembly methods thereof which arise, are created by LOTUS or are licensed by third parties to LOTUS at any time during the Term, excluding Foreground;

“LOTUS Business Day”	means any day excluding Saturday, Sunday and public holidays in the UK and LOTUS designed holidays as detailed in the Manufacturing Calendar;

“LOTUS Per Unit Overhead Costs”	has the meaning ascribed to it in clause 7.6.1;

“LOTUS Products”	means automotive vehicles manufactured or designed and developed by LOTUS within the LOTUS brand (other than, for the avoidance of doubt, any Product);

“LOTUS Styling Rights”	Means

(a) all Intellectual Property Rights in: (i) the styling and appearance of LOTUS Products and any other products produced and/or designed by LOTUS for any third party, (ii) all design drawings, sketches, photographs, renderings, models and other design materials produced by LOTUS for itself or any third party, and

(b) all Intellectual Property Rights owned by or licensed to LOTUS in the styling and appearance of Category 2 Parts and/or Category 3 Parts;

“Manufacturing Calendar”	means the LOTUS manufacturing calendar set out in Appendix 8 and as updated from time to time by LOTUS in accordance with the provisions of clause 3.12;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Manufacturing Discrepancy”	means a Defect in any unit of Product that is outside the scope of the Quality Standards and Product Specifications (excluding Defects that LOTUS is not reasonably able to check or test for while the unit of Product is being manufactured or tested by LOTUS);

“Manufacturing Foreground”	means all Foreground other than Bespoke Foreground, LOTUS Foreground and TESLA Foreground;

“Missed Move Up”	has the meaning ascribed to it in clause 9.5;

“Missed Order”	has the meaning ascribed to it in clause 9.4;

“Missed Shipment”	has the meaning ascribed to it in clause 9.16;

“Model Year”	has the meaning ascribed to it in Appendix 6;

“Modification”	means any change, development, or enhancement of the Product, or its design or manufacturing process after the engineering design has been fixed at the start of the Validation Prototype stage;

“Month”	means a calendar month;

“Order-Accepted Products”	means all units of Product that are subject to Binding Product Orders together with all Default Products (if any);

“Overhead Costs”	means the per unit overhead costs of LOTUS’s factory (which, for the avoidance of doubt is £[***] at the Effective Date) as amended from time to time in accordance with clause 7.6;

“Parts”	means Category 1, 2 and 3 Parts, collectively;

“Pass(ed) to Sale(s) or “PTS”	means completion of manufacture of a unit of Product by LOTUS in accordance with the Quality Standards and Product Specifications;

“PCR”	means a product change request made on a form that shall be substantially in the form of the document identified as such and attached at Appendix 9;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“PCR Process”	means the product change request process described in clause 15.8;

“Planned PTS Date”	means in respect of each Order-Accepted Product the date notified by LOTUS to TESLA in writing on which LOTUS expects to PTS such Product, including for the avoidance of doubt any revisions to such date notified by LOTUS to TESLA pursuant to clause 12.1.3;

“Product”	means the part assembled vehicle comprising all of the Parts assembled in accordance with the Product Specifications to be supplied by LOTUS to TESLA pursuant to this Agreement;

“Product Specifications”	means the list of Parts to be used in the Product, the technical specifications for those Parts and the assembly and configuration specifications for the assembly of the Parts into the Product;

“Quality Standards”	means the acceptance standards and tests that will be agreed upon by the Parties for the assembly of the Product;

“Relevant Forecast”	has the meaning ascribed to it in Appendix 7;

“Revised Planned PTS Date”	has the meaning ascribed to in clause 12.1.13;

“Representations”	means the design drawings, sketches, photographs, renderings, models and other design materials, the styling sign-off model and other design materials that the Parties agree as such on Styling Sign-Off;

“Short Lead Time Configuration Options”	means all Configuration Options apart from Long Lead Time Configuration Options that TESLA shall be entitled to select and notify to LOTUS pursuant to Appendix 7 up to six (6) weeks prior to the date on which LOTUS is obliged to supply the units of Product in respect of which such Short Lead Time Configuration Options have been selected;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Standard Warranty Labour Rates and Times”	means the standard labour rates and times for repairing, replacing and refitting units of Product and/or Parts subject to Warranty Claims which will be agreed by the Parties as part of the Conditions Precedent;

“Start of Production”	means the date to be agreed upon the Parties as part of the Conditions Precedent on which LOTUS shall first load Product components on the production line and commence production;

“Styling Agreement”	means the agreement entered into between the Parties on 6 January 2005 in connection with the provision by LOTUS of exterior body styling consultancy and design for the TESLA Vehicle;

“Styling Rights”	means all Intellectual Property Rights except for LOTUS Styling Rights in the exterior and interior styling and appearance of the TESLA Vehicle (and all parts of it) in or represented in the Representations;

“Styling Sign-Off”	means written agreement by both Parties of their acceptance of completion of the Design Project and that the deliverables of the Design Project are fully represented in the Representations, and if signed-off separately, “Styling Sign-Off” shall be construed accordingly;

“Supplier Selection Process”	means the supplier selection process to be agreed by the Parties as part of the Conditions Precedent that LOTUS shall use in connection with the selection of the suppliers of the Category 2 Parts and the Category 3 Parts;

“Supplier’s No-Fault Missed Move Up”	has the meaning ascribed to it in clause 9.5;

“Technical Services”	means consultancy services relating to automotive design, development, manufacturing and engineering;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Technical Services Fees”	means the fees to be paid by TESLA in accordance with clause 7 for such Technical Services and Facilities as LOTUS may provide to TESLA under the Agreement, such fees to be determined in accordance with Appendix 10;

“Term”	means a period commencing on the Effective Date and ending on the third anniversary of the Start of Production or such other period as the Parties may agree from time to time, in each case unless earlier terminated in accordance with the provisions of this Agreement in which case the Term shall end on the date of such termination;

“Territory”	means the United States of America;

“TESLA Background”	means all Intellectual Property Rights and know-how owned by TESLA or licensed by third parties to TESLA at the Effective Date in or relating to the TESLA Vehicle, all Parts thereof and the manufacturing and assembly methods thereof excluding all Foreground and, for the avoidance of doubt, LOTUS Background;

“TESLA Foreground”	means all Intellectual Property Rights and Know-how owned by TESLA or licensed by third parties to TESLA in or relating to the TESLA Vehicle, all Parts thereof and the manufacturing and assembly methods thereof, which arise, are created by TESLA or are licensed by third parties to TESLA at any time during the Term;

“TESLA Modification”	means a change, development or alteration made by TESLA in or to the Product or Parts in the design, development or manufacture of the TESLA Vehicle (including, without limitation, Category 2 Parts);

“TESLA Parts Supply Agreement”	has the meaning ascribed to it in clause 6.1.3(vii);

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“TESLA Vehicle”	means the electrically powered passenger sport motor vehicle (and subsequent model updates of such vehicle) incorporating the Product to be designed and developed by TESLA in line with the Outline Product Specification set out in Appendix 1 and the Design Specification and in accordance with the terms of this Agreement and sold and marketed by TESLA in the Territory. For the purposes of this definition “model updates” means updates to the TESLA Vehicle not amounting to the new versions or entirely new models of the TESLA Vehicle;

“Total Compensation”	means all sums due and payable by TESLA in accordance with the terms of this Agreement;

“Transfer Price”	means the transfer price payable by TESLA to LOTUS per unit of Product to be agreed between the Parties in accordance with the provisions of clause 7.2;

“TSA”	means the Technical Services Agreement entered into by the Parties on 8 September 2004 whereby LOTUS provides engineering advice in relation to TESLA’s design and development of an electric vehicle;

“Type Approval Requirements”	means all homologation regulations and requirements necessary to sell and market a vehicle for use on the public highway in the Territory;

“Unit Profit”	has the meaning ascribed to it in clause 7.2.4;

“Use”	means to use, copy and adapt;

“Validation Prototype”	means Products produced at LOTUS’ facilities and Hethel from the Parts that have been released through the PCR Process which must be completed a minimum of eight (8) weeks before Start of Production by LOTUS and purchased by TESLA in accordance with clause 10.6 of this Agreement;

“Volume Requirements”	has the meaning ascribed to it in clause 9.1;

“Volume Shortfall”	has the meaning ascribed to it in clause 9.14;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Volume Shortfall Compensation”	means the compensation amount that, subject to the terms and conditions of this Agreement, TESLA shall be required to pay to compensate LOTUS in respect of a Volume Shortfall and shall be calculated by inclusion of the following elements only:

(i) LOTUS’ direct labour costs and Overhead Costs multiplied by the Volume Shortfall;

(ii) a loss of profit element (being [***]% of the Unit Profit) multiplied by the Volume Shortfall; and

(iii) Inventory costs;

incurred as a result of the said Shortfall provided that the compensation amount shall be reduced by any amounts already paid to LOTUS in respect of Suppliers No-Fault Missed Move Ups;

“Warranty Ceiling”	means the per unit of Product costs resulting from In Field Defects arising during the Warranty Period to be borne by TESLA and which will not be subject to reimbursement by LOTUS in accordance with Appendix 6;

“Warranty Claims”	claims submitted by TESLA to LOTUS for reimbursement of costs that TESLA suffers or incurs as a result of an In Field Defect arising in the Product during the Warrant Period;

“Warranty Labour Costs”	means labour costs calculated by reference to the Standard Warranty Labour Rates and Times;

“Warranty Period”	means the period of time commencing upon the date a unit of Product within a particular Model Year is Passed to Sales and ending [***] thereafter.

2.	DESIGN AND DEVELOPMENT OF TESLA VEHICLE, PROVISION BY LOTUS OF TECHNICAL SERVICES

2.1	TESLA shall prepare a design, development and verification programme for the TESLA Vehicle and TESLA shall incorporate the Criteria into such programme.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

2.2	The Parties recognise that the Criteria define the requirements that LOTUS considers necessary to ensure that the performance of the TESLA Vehicle meets the standards generally associated with the LOTUS brand.

2.3	LOTUS shall review TESLA’s vehicle development programme in accordance with the Gateway Programme. Both Parties shall ensure that appropriately qualified representatives of each of the companies attend and participate in all Gateway review meetings. If: (i) at any time before the end of the Production Approval Gateway in the Gateway Programme LOTUS is not reasonably satisfied with the content and conduct of TESLA’s vehicle development programme, and/or (ii) TESLA materially fails to meet any Key Gateway Deliverable, LOTUS may raise in a timely manner appropriate concerns by notice in writing to TESLA. LOTUS shall ensure that any such notification contains sufficient detail to enable TESLA to understand the reasons for and substance of LOTUS’ concerns. TESLA shall produce a plan acceptable to LOTUS to remedy such concerns within thirty (30) calendar days of being so notified. LOTUS shall not unreasonably withhold or delay its acceptance of any plan produced by TESLA in response to any such notification. In the event that TESLA fails to produce such a plan within the thirty (30) calendar day period or fails to comply with the plan once approved by LOTUS then the following provisions shall apply:

2.3.1	LOTUS shall be entitled to terminate this Agreement forthwith by notice; and:

2.3.2	if (i) LOTUS has notified TESLA in a timely manner of all appropriate concerns (including any concerns relating to any actual or anticipated failure by TESLA to meet the Key Gateway Deliverables), (ii) LOTUS serves a notice to terminate this Agreement pursuant to clause 2.3.1 above after the earlier of 5.30pm on 30 September 2006 or the Go Live Date, (iii) at the time such notice is served TESLA has not remedied such concerns or produced a plan that is acceptable to LOTUS to remedy such concerns, and (iv) LOTUS’ termination is due to TESLA’s material failure to meet the Key Gateway Deliverables and LOTUS has any Critical Concern, TESLA shall be liable to pay Volume Shortfall Compensation in accordance with the provisions of clauses 9.14 and 9.15.

2.4	Each Party shall use reasonable commercial endeavours to fulfil all of its obligations in connection with the Gateway Programme in accordance with the timings in the Gateway schedule.

2.5	LOTUS shall provide such Technical Services and access to and use of such Facilities as the Parties may agree from time to time.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

2.6	TESLA may request that LOTUS provides Technical Services by telephone, fax, email, hard copy written documentation or in person. The Parties shall meet regularly and in any event not less than once a Month during any period in which LOTUS is providing Technical Services to liaise with regard to progress of any current Technical Services projects and agree any additional Technical Services projects going forwards. LOTUS shall provide TESLA with a resource plan at the beginning of each Month that shows the labour resource LOTUS plans to allocate to the Technical Services that Month. By the end of each calendar week LOTUS shall provide TESLA with information that shows the actual hours charged against the resource plan for the preceding week and LOTUS shall invoice TESLA accordingly for the Technical Services Fees based on the number of hours spent in performing the Technical Services.

2.7	TESLA shall:

2.7.1	supply written confirmation of their requirements for Technical Services in a sufficiently clear form to enable LOTUS to perform such services; and

2.7.2	promptly furnish LOTUS with such information as LOTUS may from time to time reasonably request to perform any Technical Services.

2.8	TESLA acknowledges and agrees that it shall be TESLA’s sole responsibility to ensure that the design specifications for the TESLA Vehicle meet the required standards for a sports car with an electric powertrain in the Territory.

3.	SUPPLY AND USE OF THE PRODUCTS

3.1	Subject to the terms and conditions of this Agreement

3.1.1	LOTUS shall, in accordance with the Product Specifications and Quality Standards procure Category 2 Parts and Category 3 Parts and assemble all Parts and manufacture and supply to TESLA the Order-Accepted Products; and

3.1.2	TESLA shall purchase the Order-Accepted Products from LOTUS.

3.2

LOTUS shall commence assembly of Product units on Start of Production, provided that the Conditions Precedent have been met. LOTUS reserves the right within fourteen (14) calendar days of the Go Live Date to reschedule the Start of Production by up to thirty (30) calendar days and make corresponding amendments to the IPRS upon notice to and consent by TESLA (such consent not to be unreasonably withheld) and any such rescheduling shall not constitute a breach of

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

this Agreement and LOTUS shall not be liable for any loss (including consequential, direct, indirect, economic or loss of profit) caused solely as a result of such rescheduling.

3.3	Subject to clause 3.4 below, in the event that LOTUS fails to meet the volume requirements of any Binding Product Order, then LOTUS shall make up the volume shortfall by the end of the next Month.

3.4	If LOTUS fails to meet the volume requirements of any Binding Product Order as a result of a Deficiency according to clause 9.5, LOTUS’ sole obligation with regard to making up such volume shortfall shall be to use its reasonable endeavours to make up the volume shortfall as soon as reasonably practicable.

3.5	The maximum production capacity contained within the IPRS may be varied by written agreement of the Parties, provided that the Parties agree on the respective liabilities for costs, investment requirements and Total Compensation.

3.6	Provided always that LOTUS shall be entitled to supply Category 3 Parts to third parties (including without limitation, third parties that are part of LOTUS’ existing or future supply relationships) for whatever purpose, LOTUS shall not supply Category 1 Parts, Category 2 Parts, units of Product or any of them to any party, other than TESLA, unless specifically requested to do so in writing by TESLA.

3.7	TESLA shall have discretion regarding the Parts to be used in the Product and the choice of supplier for such Parts provided that such discretion is subject at all times to the provisions of clauses 3.9, 3.10, 13, and 24.

3.8	Subject to clause 12.4.4 and clause 3.9 and the provisions of any binding supplier agreement entered into by LOTUS in accordance with clause 15.6, nothing in this Agreement shall prevent TESLA from obtaining any Category 1 Parts and/or Category 2 Parts for the Product from any supplier of TESLA’s choosing other than a Designated Supplier. TESLA shall consult with LOTUS prior to communicating with any existing supplier regarding the supply of Category 2 Parts that are derived from standard Lotus parts and/or Category 3 Parts.

3.9	TESLA shall not communicate with a Designated Supplier with regard to obtaining any Parts without LOTUS’ prior express written approval and agreement on the management of communications with such supplier (not to be unreasonably withheld or delayed).

3.10

TESLA shall only use the Product for the purposes set out in this Agreement to create the TESLA Vehicle. For the avoidance of doubt, TESLA shall not design, develop or manufacture any other vehicle from the Product without LOTUS’ prior

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Confidential Treatment Requested by Tesla Motors, Inc.

written consent. The Parties acknowledge that nothing in this Agreement shall prevent TESLA from designing, assembling or manufacturing other vehicles provided that such vehicles are not derived from any LOTUS Background.

3.11	Subject always to clauses 12.4.4 and 24, the Parties acknowledge that nothing in this Agreement shall prevent LOTUS from manufacturing and supplying the LOTUS Products and Category 3 Parts to its dealer network, or from designing, assembling or manufacturing other vehicles, components or parts (including, without limitation, vehicles with electric powertrains) for itself or for any third parties.

3.12	LOTUS’ Manufacturing Calendar for the current year is shown in Appendix 8 and LOTUS shall provide TESLA with a copy of its Manufacturing Calendar for each calendar year during the Term.

3.13	LOTUS shall assemble the units of Product in the United Kingdom unless the Parties otherwise agree in writing.

3.14	TESLA and LOTUS shall consult with each other on a periodic basis with respect to TESLA’s marketing plans in respect of the TESLA Vehicle, including in connection with the product positioning of the TESLA Vehicle.

3.15	TESLA shall not sell or distribute the TESLA Vehicle outside the Territory.

4.	CHANGE CONTROL

4.1	Either Party has the right to request a Change. If either Party considers that a Change is necessary, or that a Change is in effect being forced upon it by the other Party, it shall serve a Change Notice on the other Party. A Change Notice can be in any written form but must provide reasonable details of the Change and the Party’s estimate of the effect (if any) on the Transfer Price or fees for services, its impact on Collection dates or supply times, and any other material effect which the Party considers the Change will have. Each Change Notice shall be submitted to the Parties’ respective project managers, or such other persons as the Parties may agree to from time to time.

4.2	The receiving Party shall respond to a Change Notice in writing as soon as possible but in any event within seven (7) calendar days of the date of the Change Notice, indicating whether or not it accepts the requested Change and giving its own estimate of the effects of the Change (including any costs).

4.3	The Parties shall respond to all further correspondence concerning the requested Change within seven (7) calendar days of receipt until agreement on such Change is reached and recorded in a Change Notice signed by both Parties. No Change request shall be implemented or binding on the Parties, unless it is the subject of a Change Notice signed by both Parties.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

4.4	Changes in respect of Parts shall be requested using a PCR as the Change Notice and the process used to manage Changes in Parts shall be the PCR Process as provided in clause 15.8. Save as otherwise expressly provided in this Agreement or agreed by the Parties in writing as part of the Conditions Precedent in accordance with clause 6, the PCR Process shall in all other respects be the same as the change control process set out in this clause 4.

5.	QUALITY OF PRODUCT

LOTUS shall not Pass to Sales a unit of Product unless the unit conforms to the Quality Standards and Product Specifications or a derogation from the Quality Standards and Product Specifications in relation to such unit has been expressly agreed in writing by the Parties. Notwithstanding the above provision of this clause 5 LOTUS shall not be in breach of this clause 5 if it Passes to Sales a unit of Product that fails to meet the Product Specifications (a “Failure”) if the Failure is caused by the non-compliance of any Part with the Product Specifications that LOTUS could not reasonably have identified or tested for prior to Passing to Sales such unit of Product.

6.	CONDITIONS PRECEDENT

6.1	Save as otherwise expressly provided, neither TESLA’s obligations to order any units of Product nor LOTUS’ obligations to accept such orders, procure Parts, start production, or assemble Product together with any other associated obligations on the part of the Parties shall come into effect unless and until all the following conditions (the “Conditions Precedent”) have been fulfilled as follows:

6.1.1	The Evaluation Prototypes and the Validation Prototypes have been manufactured at Hethel and both Parties have confirmed in writing that they are satisfied with the design, development and performance of the Evaluation Prototypes and Validation Prototypes;

6.1.2	Both Parties have confirmed in writing that they are satisfied with the design, development and test programme for the TESLA Vehicle;

6.1.3	The following have been agreed by the Parties in writing:

(i)	the Default Product specification;

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Confidential Treatment Requested by Tesla Motors, Inc.

(ii)	a complete and accurate list of the Parts to be included in the Product Specifications, the allocation of those Parts as Category 1 Parts, Category 2 Parts or Category 3 Parts, and a description of the usage of those Parts in the configuration of the Product, together with the Product Specifications;

(iii)	the Quality Standards;

(iv)	the Gateway Programme;

(v)	the Transfer Price;

(vi)	a supplier selection process (including, without limitation, agreement of maximum order quantities for Parts);

(vii)	terms and conditions for the purchase and supply of all Parts including, for the avoidance of doubt, an agreement for the purchase by LOTUS and supply by TESLA of all Category 1 Parts (the “TESLA Parts Supply Agreement”);

(viii)	terms and conditions for the supply of the ancillary services to support the supply of Product as per clause 7.7;

(ix)	the terms and conditions of the After-Sales Supply and Services Agreement;

(x)	the range of specific configuration options from which TESLA will be required to select its Configuration Options for forecasting and/or ordering purposes;

(xi)	Start of Production;

(xii)	the Warranty Ceiling and the Standard Warranty Labour Rates and Times;

(xiii)	the Parts approval procedure as detailed in clause 15.2.

6.1.4	LOTUS is reasonably satisfied that TESLA has put in place so far as it is able the appropriate procedures and documentation to ensure that TESLA will be treated as the manufacturer of the TESLA Vehicle in the Territory by any relevant governmental or other regulatory authority.

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Confidential Treatment Requested by Tesla Motors, Inc.

6.2	TESLA’s obligations to order units of Product and LOTUS’ obligations to procure Parts, start production and accept such orders together with any other associated obligations on the part of the Parties shall come into effect on the date that all the Conditions Precedent have been fulfilled (the “Go Live Date”). If the Conditions Precedent are not satisfied by 5:30 pm on 30 September 2006 either Party shall be able to terminate the Agreement immediately on written notice to the other and the provisions of clause 9.14 and 9.15 shall apply.

7.	PAYMENT AND TRANSFER PRICE

7.1	TESLA shall pay to LOTUS the Total Compensation of:

7.1.1	the Transfer Price for each unit of the Product;

7.1.2	the Technical Services Fees; and

7.1.3	any other sum due and payable by TESLA;

in accordance with the terms of this Agreement.

7.2	The Transfer Price shall comprise the following elements:

7.2.1	Overhead Costs;

7.2.2	labour for manufacture of the Product;

7.2.3	cost of Parts;

7.2.4	profit and licence fee for LOTUS Background totalling £[***] (the “Unit Profit”);

7.2.5	inbound logistics;

7.2.6	indirect costs;

and the Parties further agree that if the total market value cost of Parts released pursuant to clause 15.8 for use in the Product (“Cost of Released Parts”) materially exceeds the total market value cost for the Parts included in the Indicative List of Parts referred to in Appendix 5 (“Cost of Indicative Parts”), the Parties will liaise in good faith with a view to agreeing a revised Unit Profit amount which, as a proportion of the Cost of Released Parts, is substantially in line with the proportion that the Unit Profit figure set out in clause 7.2.4 was of the Cost of Indicative Parts.

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7.3	Save as otherwise expressly provided in clauses 7.5, 7.6 and 15.12, once the Parties have agreed the Transfer Price in accordance with clause 6 neither Party shall be entitled to alter the Transfer Price except with the written agreement of the other Party.

7.4	All fees, charges, costs, expenses and other sums payable by TESLA under this Agreement (each a “Charge”) other than Technical Services Fees and fees for ancillary services pursuant to clause 7.7 shall be established in advance by LOTUS in conjunction with TESLA on an “open book basis”. In particular, but without limitation, this shall mean that LOTUS promptly provides at TESLA’s request clear and accurate information that is not misleading setting out LOTUS’ input and output costs and profit margins in respect of each category of Charge together with LOTUS’ method for calculating the level of such Charge. Notwithstanding any other provision of this Agreement:

7.4.1	nothing in this clause 7.4 obliges LOTUS to provide information regarding Charges that is not readily available and of the kind routinely used by LOTUS in the normal course of its business; and

7.4.2	LOTUS shall not seek payment of and TESLA shall not be obliged to pay any Charge unless the amount of such Charge or the method by which TESLA may calculate the amount of such Charge prior to incurring any obligation to pay it has been agreed by the Parties.

7.5	TESLA shall bear the changes to costs for Category 1 Parts at all times during the Term of this Agreement. After the Go Live Date any increase in LOTUS’ input costs for Category 2 Parts and Category 3 Parts caused by any increase in third party supplier costs to LOTUS will be borne for a period of six (6) Months by the Parties in equal shares and the Transfer Price will be adjusted accordingly. Any rebates, refunds or other payments made by any such suppliers to LOTUS shall be taken into account when determining the relevant cost increase and the amount representing TESLA’s 50% share of such increase. After such six (6) Month period, the full cost of the relevant Category 2 Part(s) or Category 3 Part(s) shall be borne by TESLA and the Transfer Price will be adjusted accordingly. The benefit of any decreases in the costs for Category 2 Parts and Category 3 Parts shall be shared for a period of six (6) Months equally between the Parties. After such six (6) Month period, TESLA shall be entitled to the full benefit of any such decrease and the Transfer Price will be adjusted accordingly.

7.6	The Parties shall hold a pricing review meeting every six (6) Months starting on the date six (6) Months after the Go Live Date. Subject to the provisions of this clause

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7.6, at each such pricing review meeting (or on the date that such meeting should have taken place if no such meeting is held):

7.6.1	In the event that LOTUS’ factory overhead costs at the time of the relevant review meeting (as described in the then current LOTUS Management Committee Meeting report) divided by the volume of manufacturing units produced in the Month covered by such report) (“LOTUS Per Unit Overhead Costs”) have increased relative to the Overhead Costs figure most recently used by the Parties in the Transfer Price (the “Current Overhead Costs”), LOTUS shall be entitled to raise the Overhead Costs element within the Transfer Price for units of Product produced after the review meeting by the same percentage (up to a maximum of [***]%) as the percentage increase (if any) in LOTUS’ Per Unit Overhead Costs; and

7.6.2	In the event that LOTUS Per Unit Overhead Costs have decreased relative to the Current Overhead Costs, LOTUS shall reduce the Overhead Costs element within the Transfer Price for units of Product produced after the review meeting by the same percentage (up to a maximum [***]%) as the percentage decrease (if any) in LOTUS’ Per Unit Overhead Costs.

7.7	The Transfer Price relates to the manufacture and supply of the Product itself. The Parties understand and agree that ancillary services are required to support this supply, including without limitation, manufacturing engineering, attendance at Gateway meetings, project meetings, and supply chain management, and TESLA shall appoint LOTUS to undertake such services. The Parties understand and agree that the terms (including pricing for such ancillary services) shall be agreed between them as part of the Conditions Precedent in accordance with clause 6 above.

7.8	Unless stated otherwise, LOTUS shall invoice TESLA for:

7.8.1	units of Product at the point the unit has been Passed to Sales and TESLA shall pay such invoice within thirty (30) calendar days of the Invoice Date;

7.8.2	Technical Services Fees at the end of each Month in which such services are delivered; and

7.8.3	all other sums due under this Agreement within a reasonable time of incurring such sums unless expressly stated otherwise within the terms of this Agreement;

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and TESLA shall pay such invoices arising from clauses 7.8.2 and 7.8.3 within thirty (30) calendar days of the date of the invoice date.

7.9	If TESLA fails to make any payment according to this Agreement on the Due Date then, without prejudice to any other right or remedy available to LOTUS, LOTUS shall provide TESLA with seven (7) days’ written notice identifying the outstanding payment and notifying TESLA that LOTUS intends to invoke its rights under this clause 7.9. If TESLA has not paid LOTUS the outstanding payment LOTUS shall be entitled to:

7.9.1	suspend any ongoing engineering work being undertaken pursuant to this Agreement and/or further deliveries of Product to TESLA;

7.9.2	charge interest on the cumulative unpaid balance. Such interest shall be paid at the rate of three percent (3%) per annum above LIBOR (London Inter Bank Offered Rate) from time to time applicable, and calculated on a daily basis with effect from the Due Date until payment in full is made whether before or after judgment.

7.10	The Total Compensation shall be payable in sterling.

7.11	The Total Compensation is net of all taxes and in the event that any local, state, national or withholding taxes (or similar, e.g. duties) are applied by any governmental and/or state agencies within the Territory which would have the effect of reducing the amount received by LOTUS from TESLA, TESLA accepts an obligation to increase the Total Compensation so as to take account of any such reduction and to pay such increase. LOTUS must use its reasonable efforts to claim any available refunds or reimbursement of withholding taxes paid by TESLA as reasonably possible and, in the event of such recovery by LOTUS, shall forthwith re-imburse TESLA the amount so recovered. Each Party is obliged to provide the other with the necessary certificate of tax exemption, where appropriate. Nothing in this clause shall require TESLA to make payments in relation to any Corporation Tax or other taxes on profits levied on LOTUS by the UK Government.

7.12	All sums due from TESLA to LOTUS shall be paid by means of telegraphic transfer to the LOTUS account specified in clause 7.13 below or notified to TESLA by LOTUS from time to time.

7.13	LOTUS’ bank account is:

[***]
[***]
Swift:	[***]
Bank Sort Code:	[***]
Account:	[***]
Iban No:	[***]

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Confidential Treatment Requested by Tesla Motors, Inc.

This bank and account may be changed by LOTUS at its sole discretion from time to time and LOTUS shall notify TESLA in writing accordingly.

7.14	The Parties agree that all invoices submitted by LOTUS shall be deemed to have been properly submitted if sent to the Vice President of Manufacturing at TESLA or his appointed designee.

8.	HOMOLOGATION RESPONSIBILITIES

8.1	TESLA shall ensure that the TESLA Vehicle meets Type Approval Requirements and complies with all applicable laws in the Territory at the time of sale to distributors or end-users.

8.2	TESLA shall be identified as the manufacturer of the TESLA Vehicle with respect to any type approval filing required by any governmental or other regulatory authority.

8.3	The Product shall bear a TESLA vehicle identification number and body code. TESLA shall notify LOTUS of its identification numbering and body code requirements and LOTUS shall mark all units of the Product accordingly.

8.4	LOTUS shall provide TESLA with homologation test results and supplier compliance certifications relevant to the Product and its use in the Territory where such test results and supplier compliance certifications are in existence at the Effective Date as requested by TESLA subject to TESLA paying LOTUS’ reasonable pre-agreed administrative costs.

8.5	TESLA shall not sell the TESLA Vehicle in any territory if LOTUS is deemed by any relevant governmental authority in that territory to be the actual manufacturer of the TESLA Vehicle.

9.	VOLUME FORECASTS AND ORDERS

9.1	TESLA shall provide LOTUS with forecasts for the numbers of units of Product that it requires (“Volume Requirements”) and the Long Lead Time Configuration Options for such units, and place orders for such units in accordance with the provisions of this clause 9 and Appendix 7 as follows:

9.1.1	for the period commencing three Months prior to Start of Production through to and including Start of Production, TESLA shall provide

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LOTUS with forecasts for the numbers of units of Product that it requires and the Long Lead Time Configuration Options for such units and place orders for units of Product in accordance with the arrangements set out in the table and accompanying comments below:

Month
	M-3	M-2	M-1	M
TESLA Forecast Obligation	Volume Requirements with Long Lead Time Configuration Options for M3.	Volume Requirements with Long Lead Time Configuration Options for M4.	Volume Requirements with Long Lead Time Configuration Options for M3, M4 and M5.	Volume Requirements with Long Lead Time Configuration Options for M4, M5, and M6.

TESLA Order Obligation	Volume Requirements already set out in IPRS. Long Lead Time Configuration Options for M	Volume Requirements already set out in IPRS. Long Lead Time Configuration Options for M1.	Volume Requirements already set out in IPRS. Long Lead Time Configuration Options for M2.	Volume Requirements with Long Lead Time Configuration Options for M3.

Comments:

1. M means the Month of Start of Production. A numerical designation after the letter M (eg M3 or M6) indicates the Month that falls that number of Months before (in the case of negative numbers) or after (in the case of positive numbers) the Start of Production. Thus, if Start of Production takes place in [***], M3 would be [***], and M6 would be [***].

2. TESLA has no order obligation in Months M-3 to M-1 other than the order obligations specified in this Agreement under the IPRS and TESLA’s obligation to specify the Long Lead Time Configuration Options for the units specified in the IPRS in accordance with the provisions of this clause 9.1.1.

9.1.2

Subject to clause 9.1.7, for the period beginning on the first Month after Start of Production onwards, TESLA shall provide LOTUS with forecasts for its Volume Requirements and the Long Lead Time Configuration Options for the units of Product covered by such forecasts, and place orders for units of Product on a monthly basis in

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accordance with the arrangements set out in the table and accompanying comments below:

Month
Mn
TESLA Forecast Obligation	Volume Requirements with Long Lead Time Configuration Options for Mn+4, Mn+5, and Mn+6.

TESLA Order Obligation	Volume Requirements with Long Lead Time Configuration Options for Mn+3

Comments:

1. M means the Month of Start of Production with “n” representing each successive Month after Start of Production. Thus, in each successive Month after Start of Production, TESLA shall, subject to the provisions of this clause 9 and Appendix 7, order units of Product for the Month falling n+3 Months after Month n, and forecast its Volume Requirements for the Months falling n+4, n+5 and n+6 Months after Month n. For example, if Start of Production takes place in [***], TESLA’s ordering and forecasting obligations for the following Month of [***] (n=1) shall be to order units of Product for M4 (i.e., MR*3), which is [***] and to forecast its Volume at with Long Lead Time Configuration Options for M5, M6 and M [***].

9.1.3	TESLA’s order for each Month may exceed the order for the prior Month by up to 20%, but shall not exceed this level without the prior written agreement of LOTUS subject to the provisions of Appendix 7.

9.1.4	Subject to clause 9.1.7, for the period beginning on the first Month after Start of Production onwards, TESLA shall not make orders for fewer than [***] or more than [***] units of Product per full working week of five (5) consecutive LOTUS Business Days and pro rata for working weeks of less than five (5) consecutive LOTUS Business Days during the Term unless otherwise agreed in writing with LOTUS. Notwithstanding the above, and for the avoidance of doubt, nothing in this Agreement shall operate to impose any obligation on TESLA to order or purchase in any year any more than the minimum fixed volumes of Product specified in clause 9.1.5 below.

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9.1.5	TESLA shall not order less than certain fixed volumes of Product in each year of supply (“Annual Volumes”) as follows and each year of supply shall commence on the Start of Production or its relevant anniversary and finish at the end of the twelfth Month thereafter:

[***] year =	[***] units of Product;
[***] year =	[***] units of Product;
[***] year =	[***] units of Product.

9.1.6	TESLA shall not order less than 1,700 units of Product during the Term.

9.1.7	TESLA shall not be obliged to make any orders or forecasts in respect of any period which is subsequent to the date of expiry or termination of this Agreement.

9.2	Subject to clause 9.1 above, if TESLA fails on three (3) successive Months to: (i) submit the relevant Volume Requirements forecast in accordance with the provisions of this Agreement, and/or (ii) place an order for units of Product in accordance with the provisions of this Agreement, then the Parties shall immediately discuss the situation and in the event that they are unable to reach a mutually satisfactory resolution within seven (7) Business Days then LOTUS shall be entitled to terminate this Agreement forthwith upon notice and TESLA shall be subject to the provisions set out in clauses 9.14 — 9.15.

9.3

Subject to the provisions of this clause 9.3, LOTUS reserves the right prior to the making of any Binding Product Order in respect of any Month to notify TESLA in writing that, notwithstanding TESLA’s forecasts of Volume Requirements and Long Lead Time Configuration Options for that Month, LOTUS will be unable to supply some or all of the units of Product specified in the Relevant Forecast in accordance with the Long Lead Time Configuration Options selected for them by TESLA in such Relevant Forecast. If LOTUS provides any such notice to TESLA, the Parties shall liaise in good faith to determine whether alternative Long Lead Time Configuration Options for the units of Product affected will be acceptable to TESLA. If TESLA accepts such alternative Long Lead Time Configuration Options, the Parties shall confirm in writing that TESLA’s order has been revised accordingly and such written confirmation shall constitute a Binding Product Order. If the Parties are unable to agree on an alternative solution that is acceptable to TESLA within five (5) Business Days, then TESLA shall be deemed to have ordered only such units of Product not covered by LOTUS’ notice that LOTUS is able to supply during the relevant Month in accordance with the Long Lead Time Configuration Options selected by TESLA for such units of Product in the Relevant Forecast, and such order shall be deemed to be a Binding Product Order. If, as a result of LOTUS’ inability to supply any units of

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Product in accordance with the relevant Long Lead Time Configuration Options, the number of units of Product ordered by TESLA is less than the number of units of Product in the Relevant Forecast, and provided that LOTUS’ inability to supply does not arise as a result of a Deficiency and/or the fault of TESLA, TESLA’s obligation to order any specific Annual Volume of Products under clause 9.1.5 or total volume of Products under clause 9.1.6 shall be reduced accordingly (and, for the avoidance of doubt, TESLA shall have no obligation to pay any Volume Shortfall Compensation to LOTUS in respect of such lower-volume orders). LOTUS shall be entitled to invoke its rights under this clause 9.3 only if it is unable to supply the relevant units of Product in accordance with the Long Lead Time Configuration Options because of a supply chain problem beyond LOTUS’ reasonable control.

Missed Orders and Build

9.4	Subject to clause 9.1.7, in the event that TESLA fails to provide orders or Short Lead Time Configuration Options for units of Product in respect of any particular Month in accordance with clause 9.1 and Appendix 7 (a “Missed Order”) then LOTUS shall notify TESLA in writing and in the event that TESLA fails to rectify the Missed Order within two (2) Business Days of receipt of such notice then LOTUS shall manufacture Default Products to make up the Missed Orders and TESLA shall pay LOTUS for the Default Product in accordance with the terms of clause 7. The specification for the Default Product shall be agreed between the Parties at least three (3) Months prior to the Start of Production. Any change to the specification after this date shall only be made by mutual agreement of the Parties in writing. The number of Default Products manufactured shall be the number of units of Product ordered in the Relevant Forecast for the Month in question or, in the absence of such a Forecast, the number of units of Product last ordered by TESLA. For the purposes of this Agreement, each Default Product manufactured by LOTUS pursuant to this clause shall be deemed to be an Order-Accepted Product.

Deficiencies in Parts

9.5	In the event that LOTUS is unable to manufacture a unit of Product in accordance with the applicable LOTUS build schedule (a “Missed Move Up”) at any time because TESLA fails to comply with any obligations under the TESLA Parts Supply Agreement to:

(a)	deliver on time the correct quantities or types of Category 1 Parts to LOTUS; or

(b)	provide Parts to LOTUS that are free from defects;

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Confidential Treatment Requested by Tesla Motors, Inc.

(any such failure being referred to herein as a “Deficiency”) and provided that any such Deficiency is not due to LOTUS’ fault or negligence, then TESLA shall pay to LOTUS monetary compensation to enable LOTUS to recover its reasonable losses in respect of the Missed Move Up (a “Supplier’s No-Fault Missed Move Up”) in accordance with the provisions of clause 9.6 below. For the avoidance of doubt LOTUS shall bear its own costs associated with a Missed Move Up arising for any other reason.

9.6	LOTUS shall use reasonable endeavours to recover a Supplier’s No-Fault Missed Move Up (for the avoidance of doubt, such endeavours shall not include measures which would incur additional labour costs such as overtime or additional shift allowances unless LOTUS has proposed such measures and identified the additional costs that would be incurred and TESLA has agreed to reimburse LOTUS for such costs). If the Supplier’s No-Fault Missed Move Up is recovered within:

(a)	a period of less than seven (7) calendar days, TESLA shall have no compensation obligation to LOTUS under clause 9.5 above, but shall reimburse any additional labour costs as set out in this clause 9.6 above;

(b)	a period of between seven (7) calendar days and thirty (30) calendar days (inclusive), then TESLA shall pay to LOTUS monetary compensation equal to the direct labour and Overhead Costs associated with the Supplier’s No-Fault Missed Move Up;

(c)	a period greater than thirty (30) calendar days, then TESLA shall pay to LOTUS monetary compensation equal to the direct labour and Overhead Costs associated with the Supplier’s No-Fault Missed Move Up together with [***]% of the Unit Profit in respect of the unit(s) of Product affected by the Supplier’s No-Fault Missed Move(s) Up.

9.7	LOTUS shall invoice TESLA for the relevant amounts of compensation specified in clauses 9.5 and 9.6 on a Monthly basis throughout a production year (a production year shall commence on the date of Start of Production) and LOTUS shall provide documentary evidence and information regarding the amounts of compensation. TESLA shall pay such invoices in accordance with clause 7.

9.8	If either Party becomes aware of circumstances that may give rise to Deficiencies then that Party shall notify the other as soon as reasonably practicable. The Parties shall discuss measures to mitigate the occurrence of Missed Moves Up recognising that subject to LOTUS’ specific obligations under this Agreement, LOTUS has the right to schedule its production as it deems necessary to satisfy LOTUS’ own requirements.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

9.9	Subject to clause 7.4, if a Deficiency arises at a point in the LOTUS manufacturing process where a unit of Product has moved beyond the stage at which the Part is normally fitted (“Past Point of Fit”) unless the Parties otherwise agree, LOTUS shall use its reasonable endeavours to complete the unit of Product and TESLA shall pay LOTUS’ reasonable costs associated with additional activities to complete the Product subject to LOTUS providing written evidence of such costs.

9.10	Without prejudice to clause 9.9 above, in the event that a Deficiency in a unit of Product causes a delay that prevents LOTUS from Passing to Sales that unit of Product on the Planned PTS date TESLA agrees that LOTUS may raise an invoice for the Transfer Price of that unit of Product and TESLA shall pay such invoice in accordance with the provisions of clause 7, provided always that unless the Parties otherwise agree, LOTUS shall use its reasonable endeavours to complete and supply the unit of Product to TESLA and TESLA shall pay LOTUS’ reasonable costs associated with additional activities to complete and supply the unit of Product subject to LOTUS providing written evidence of such costs.

9.11	Subject to clause 9.6 above, if Deficiencies make it impossible for LOTUS to recover a Supplier’s No-Fault Missed Move Up in respect of [***]% or more of the units of Product ordered by TESLA over any ninety (90) calendar day period, the following provisions shall apply. LOTUS shall be entitled to terminate this Agreement forthwith on written notice to TESLA. On receipt of such notice, TESLA shall pay to LOTUS the Volume Shortfall Compensation in accordance with the provisions of clauses 9.14 to 9.15.

Early Termination

9.12	Subject to clauses 9.14 - 9.15, TESLA may terminate this Agreement by giving to LOTUS not less than six (6) calendar Months’ notice in writing.

9.13	In the event that TESLA serves a notice to terminate this Agreement pursuant to clause 9.12 and such notice is served before (i) the time at which all Conditions Precedent are satisfied on the Go Live Date or, if earlier, (ii) 5.30pm on 30 September 2006, TESLA shall subject to clause 7.4 pay LOTUS’ reasonable costs associated with the cancellation of Start of Production subject to LOTUS providing written evidence thereof. Notwithstanding the above, TESLA’s maximum liability to LOTUS under this clause 9.13 shall be no more than £[***]. Subject to the provisions of clause 20.6, this Agreement shall automatically terminate on receipt of payment of such reasonable costs by LOTUS. Additional Effects of Early Termination — Volume Shortfall Compensation

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

9.14	If LOTUS or TESLA serve a notice to terminate this Agreement after (i) the time at which all Conditions Precedent are satisfied on the Go Live Date or, if earlier, (ii) 5.30pm on 30 September 2006, and such notice is served:

9.14.1	by LOTUS pursuant to any of clauses 2.3 (provided always that all the requirements of clause 2.3.2 have been fulfilled), 9.2 or 9.11; or

9.14.2	by TESLA pursuant to clause 9.12; and if at the date that such notice to terminate is served (the “Service of Termination Date”) the number of units of the Product ordered by TESLA plus the number of Default Products paid for by TESLA is less than the minimum volume commitment of 1,700 units of the Product, this will constitute a “Volume Shortfall” (being the difference between (i) the units of Product ordered and Default Products paid for, and (ii) the minimum volume commitment of 1,700 units of the Product) and the following provisions shall apply:

9.14.3	Subject to the provisions of clauses 9.15 and 17.8 TESLA shall pay LOTUS the Volume Shortfall Compensation; and

9.14.4	In the event that TESLA pays Inventory costs as part of the Volume Shortfall Compensation paid pursuant to clause 9.14.3 above TESLA shall be entitled to collect at its cost such Inventory from LOTUS’ premises at Hethel and LOTUS hereby grants to TESLA a non-transferable, non-exclusive, world-wide, royalty-free, irrevocable licence to Use the LOTUS Background and any Foreground not owned by TESLA at the time in the Inventory (“Inventory Foreground”) for the assembly, marketing, distribution and sale of the Inventory as spare parts and accessories and otherwise in connection with the provision of after sales services for the TESLA Vehicle in the Territory (the “Provision of After Sales Services”) and authorises TESLA to use such Inventory for the Provision of After Sales Services. For the avoidance of doubt, TESLA shall not use and nor shall it permit others to use the LOTUS Background, the Inventory Foreground or the Inventory for or in relation to any other vehicles, components or products or for any other purpose whatsoever.

9.15

If TESLA is required to pay any Volume Shortfall Compensation under clause 9.14.3 above, LOTUS shall invoice TESLA for (i) its actual Inventory Costs, the Overhead Costs element and the foregone profit element of the Volume Shortfall Compensation caused by the Volume Shortfall together with (ii) its anticipated average direct labour costs in respect of any necessary redundancy or retraining caused by the Volume Shortfall within thirty (30) calendar days of the Service of

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Termination Date and TESLA shall pay such Volume Shortfall Compensation within fifteen (15) days of receipt of such invoice. Payment by TESLA of the Volume Shortfall Compensation figure invoiced by LOTUS shall fully satisfy TESLA’s obligations to pay any Volume Shortfall Compensation to LOTUS and, subject to the provisions of clause 20.6, this Agreement shall automatically terminate on receipt of such payment by LOTUS.

Missed Shipment

9.16	In the event that: (i) the date a unit of Product is Passed to Sales is delayed beyond the Planned PTS Date (or the Revised Planned PTS Date provided that LOTUS has provided TESLA with at least four (4) Business Days notice of such Revised Planned PTS Date) and provided always that such delay is not caused by a Deficiency or otherwise by the fault of TESLA, and (ii) such delay causes TESLA to miss a shipment allocation with its carrier (“Missed Shipment”), then LOTUS shall, unless TESLA otherwise agrees in writing, pay compensation to TESLA in accordance with clause 9.17 below.

9.17	Compensation for a Missed Shipment shall comprise TESLA’s reasonable costs arising directly from the Missed Shipment, including:

9.17.1	additional logistics costs;

9.17.2	direct labour costs of production personnel;

9.17.3	costs associated with disruption of TESLA’s business;

9.17.4	any other direct costs that the Parties agree are reasonable;

provided that such costs shall not exceed [***] per unit of Product. TESLA shall at LOTUS’ request evidence its costs on an “open book” basis, providing clear and accurate information that is not misleading in respect of such costs. Nothing in this clause shall oblige TESLA to provide information regarding such costs that is not readily available and of the kind routinely used by TESLA in the normal course of its business.

Mitigation, Genuine Pre-estimate of Losses and Sole Remedies

9.18	In order for either Party to be entitled to claim monetary compensation from the other Party under this clause 9 in respect of any loss, damage, costs, or expenses that they may suffer or incur in connection with any Missed Move Up or Volume Shortfall (in each case including Inventory costs) or Missed Shipment, that Party shall take all such steps as are reasonably practicable to minimise such loss, damage, costs, or expenses.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

9.19	Subject to each Party’s compliance with clause 9.18 above, the Parties hereby agree that the elements of compensation set out in this clause 9 represent a genuine estimate of the losses likely to be suffered by the relevant Party in the event of a Missed Move Up, Volume Shortfall or a Missed Shipment.

9.20	THE COMPENSATION PROVISIONS IN THIS CLAUSE 9 SHALL BE THE SOLE REMEDIES OF LOTUS AND TESLA WITH RESPECT TO MISSED SHIPMENTS, SUPPLIER NO-FAULT MISSED MOVE UPS, PAST POINT OF FIT AND VOLUME SHORTFALL.

10.	ORDER AND ACCEPTANCE

10.1	The order volumes for the first three (3) Months after Start of Production are defined in the IPRS.

10.2	TESLA will submit, and LOTUS will accept, purchase orders for the Product in accordance with clause 9 and Appendix 7.

10.3	TESLA shall be responsible to LOTUS for ensuring the accuracy of the terms of any order and details of Configuration Options submitted by TESLA, and for providing all information required to be provided by TESLA in connection with such order pursuant to the terms of this Agreement. LOTUS shall be obligated to inform TESLA of any missing information which prevents acceptance of the order in a reasonable time.

10.4	Unless otherwise agreed by the Parties, LOTUS shall provide at least four (4) week’s prior written notification to TESLA of the Planned PTS Date for each Order-Accepted Product. Save as expressly provided in this Agreement or agreed by the Parties in writing, LOTUS shall not Pass to Sales any unit of Product prior to the Planned PTS Date.

10.5	Subject to clause 9.6, LOTUS shall Pass to Sales all Order-Accepted Products in the Month which falls three Months after the Month in which such Order-Accepted Products became subject to a Binding Product Order.

10.6

TESLA shall at the request of LOTUS purchase up to four (4) Evaluation Prototypes and eight (8) Validation Prototypes. LOTUS shall manufacture and sell to TESLA such additional Evaluation and Validation Prototypes as TESLA requests. The costs for each Evaluation or Validation Prototype shall be agreed in advance by the Parties and shall be payable by TESLA to LOTUS. LOTUS shall inform TESLA

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

when the Prototypes (or any one of them) are available for Collection at which point LOTUS shall be entitled to invoice TESLA in respect of such Prototype(s).

11.	PRODUCT ACCEPTANCE AND COLLECTION

11.1	Subject to the terms and conditions of this Agreement, LOTUS shall ensure that all Order-Accepted Products are available for Collection on the Planned PTS Date. TESLA shall Collect such Order-Accepted Products no later than ten (10) Business Days after the Planned PTS Date.

11.2	If TESLA fails to ensure that Collection takes place within the time set out in clause 11.1 then LOTUS may store the affected units of Product in the open air at TESLA’s risk until actual Collection and LOTUS may charge TESLA for the reasonable costs of storage. TESLA shall be liable for any damage to the Product due to the storage of the Product in the open air. TESLA may ask LOTUS to repair any damage and subject to the Parties’ prior agreement on costs LOTUS will invoice TESLA for such costs and TESLA shall pay the invoice in accordance with the provisions of clause 7.

11.3	To ensure that the Parties have a good understanding of the practical application of the Quality Standards TESLA shall inspect the first fifty (50) units of Product to be manufactured to confirm that the Product meets the Quality Standards and Product Specifications when Passed to Sales. Thereafter TESLA shall elect either LOTUS (subject to payment of LOTUS’ fees), TESLA, or a third party to confirm that the Product meets the Quality Standards and Product Specifications at the point the Product is Passed to Sales. TESLA has the right to carry out inspections at the LOTUS production facility that relate to the manufacture of the Product, subject to giving LOTUS reasonable notice.

11.4	In the event of any Manufacturing Discrepancy being discovered during the TESLA manufacturing process, TESLA shall promptly notify LOTUS in writing of the existence of such Manufacturing Discrepancy.

11.5

Upon receipt of a notice from TESLA informing LOTUS of a Manufacturing Discrepancy, LOTUS shall investigate and shall inform TESLA within seven (7) Business Days as to whether it accepts or wishes to inspect such Manufacturing Discrepancy. LOTUS reserves the right to inspect (either itself or through a nominated third party) such Manufacturing Discrepancies and TESLA shall allow LOTUS any necessary access to its manufacturing plant, storage facilities or service centres and shall provide any information to LOTUS that it may reasonably require to assist in the inspection. LOTUS shall undertake the inspection within a reasonable time and, unless the Parties otherwise agree, in any event no later than three (3) weeks after receipt of TESLA’s notice. The costs of such inspection shall

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

be apportioned to the Parties as follows. In the event that LOTUS accepts the existence of the Manufacturing Discrepancy then LOTUS shall pay its own inspection costs. In the event that LOTUS acting reasonably does not accept the existence of the Manufacturing Discrepancy then TESLA shall pay LOTUS’ reasonable inspection costs.

11.6	If TESLA has not notified LOTUS of any Manufacturing Discrepancies (and LOTUS has notified TESLA of all Manufacturing Discrepancies of which it is aware) with respect to any particular units of Product by the earlier of: (i) the date that is ten (10) weeks from the Passed to Sales date in respect of such units, or (ii) the date on which TESLA ships the TESLA Vehicles incorporating such units of Product to its distributors or customers, such units of Product shall be conclusively presumed to be free from all Manufacturing Discrepancies and accordingly TESLA shall be deemed to have accepted those units of the Product and LOTUS shall have no further liability for any Manufacturing Discrepancies in relation to such units of Product.

11.7	If TESLA gives notice in accordance with clause 11.5 and provided that LOTUS has accepted such Manufacturing Discrepancy, then LOTUS shall remedy at its reasonable cost the Manufacturing Discrepancy, to the reasonable satisfaction of both Parties. Such remedy to be undertaken, if practicable, no later than 4 calendar weeks from LOTUS notifying TESLA that it accepts the Manufacturing Discrepancy. The provisions of clause 11.7 shall be the sole remedies of TESLA with respect to Manufacturing Discrepancies.

12.	RISK AND PROPERTY

12.1	Units of Products are supplied by LOTUS to TESLA Ex Works. The following provisions shall apply in connection with: (i) LOTUS’ obligations relating to the Passing to Sales of each unit of Product; (ii) Collection of such unit of Product by TESLA; and (iii) the passing of risk (including without limitation, in respect of damage, loss or theft) in any such unit:

12.1.1	if the unit is Passed to Sales on the Planned PTS Date for such unit, risk shall pass at 9.30am on the Planned PTS Date or, if such Date is not a Business Day, on the first following Business Day;

12.1.2	if the unit is Passed to Sales with the written agreement of the Parties prior to the Planned PTS Date, TESLA may at its option collect the unit after it has been Passed to Sales at any time prior to or on the Planned PTS Date, and risk in such unit shall pass at the time of Collection by TESLA or at 9.30am on the Planned PTS Date, whichever is earlier;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

12.1.3	without prejudice to clauses 9.16, 10.5 and 11.1, if LOTUS is unable to Pass to Sales any unit of Product on the Planned PTS Date, LOTUS shall provide TESLA with as much reasonable prior notice in writing as possible of the revised Planned PTS Date (the “Revised Planned PTS Date”) and the provisions of this clause 12 shall apply as if the references therein to the Planned PTS Date were references to the Revised Planned PTS Date.

12.2	The Product shall be supplied without any transportation, protective coverings or materials unless agreed otherwise by the Parties.

12.3	Notwithstanding Collection and the passing of risk in the Product, or any other provisions of these conditions, the title in any units of Product or other goods agreed to be sold by LOTUS shall not pass to TESLA until LOTUS has received payment in full in cleared funds from TESLA of the Transfer Price for such units of Product and/or goods.

12.4	TESLA shall comply with the following conditions until such time as the title in any units of Product and other goods agreed to be sold by LOTUS to TESLA pass to TESLA in accordance with clause 12.3:

12.4.1	TESLA shall hold the Product and/or other goods as LOTUS’ fiduciary agent and bailee and promptly after Collection shall keep the Product and/or goods properly stored, protected and insured and identified as LOTUS’ property and TESLA shall not resell or use such units of Product and/or goods in the ordinary course of its business or for any purpose other than the performance of this Agreement;

12.4.2	if TESLA is in breach of its obligations under clause 7.8 of this Agreement, TESLA shall deliver up the units of Product and/or goods upon request from LOTUS and if TESLA fails to do so then LOTUS shall be entitled to enter upon the premises of TESLA or any third party where the units of Product and/or goods are stored;

12.4.3	LOTUS shall have the right to enter the premises at all reasonable times to inspect such units of Product and/or goods and TESLA’s records with respect thereto; and

12.4.4	if TESLA is in breach of its obligations under clause 7.8 of this Agreement, LOTUS shall have the right to take possession of the units of Product and/or goods and on so doing risk in such units of Product and/or good shall pass to LOTUS.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

13.	INTELLECTUAL PROPERTY

BACKGROUND AND TESLA BESPOKE FOREGROUND

13.1	Each Party shall continue to be the sole and exclusive owner of all rights in its own Background. Save as expressly provided in this Agreement each Party acknowledges that this Agreement shall not give it any right, title or interest in or to the other Party’s Background and neither Party will make any representation or in any way act in a manner which may be taken to indicate that it has any right, title or interest in the other Party’s Background other than as expressly provided in this Agreement.

13.2	In consideration of the payment of the sums to be paid in accordance with this Agreement, LOTUS hereby grants to TESLA for the Term a non-assignable, non-exclusive, worldwide and, subject to clause 13.3 below, sub-licensable, licence to Use the LOTUS Background solely for the purposes of and only to the extent necessary for the: (i) design, development, manufacture and production of the TESLA Vehicle; (ii) use and incorporation of the Product and any other components and products manufactured by LOTUS and supplied to TESLA pursuant to this Agreement in the TESLA Vehicle; and (iii) marketing, distribution and sale of the TESLA Vehicle in the Territory. For the avoidance of doubt, TESLA shall not Use nor shall it permit others to Use the LOTUS Background or the LOTUS Foreground for or in relation to any vehicles, components or products other than the TESLA Vehicle or for any other purpose whatsoever.

13.3	TESLA shall not be entitled without the prior consent of LOTUS (such consent not to be unreasonably withheld or delayed) to sub-license the rights granted under clause 13.2 except, subject to clause 24, in connection with any or all of the design, development, manufacture, production, marketing, distribution and/or sale of the TESLA Vehicle, and provided always that in connection with such right to sub-licence; (i) such sub-licences do not grant a right to grant further sub-licences; (ii) the sub- licence is on the same or stricter terms as the licence in clause 13.2; (iii) TESLA procures the performance by the sub-licensee of the terms of such sub-licence; and (iv) TESLA consults with LOTUS prior to granting any sub-license relating to design and/or development of the TESLA Vehicle.

13.4	On the expiry or termination of this Agreement the licence granted under clause 13.2 shall continue solely in relation to any Products or goods for which as at the date of expiry or termination LOTUS has received an order in accordance with this Agreement and which are subsequently delivered to TESLA by LOTUS, provided always that TESLA pays for those products or goods in accordance with this Agreement.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

13.5	In consideration of the mutual promises set out in this Agreement TESLA hereby grants to LOTUS for the Term a non-assignable, non-exclusive, worldwide and, subject to the provisions below, sub-licensable, licence to Use the TESLA Background, TESLA Foreground and Bespoke Foreground solely for the purposes of and only to the extent necessary for: (i) designing, developing, manufacturing, producing, and selling to TESLA the Product and such other components and products as LOTUS provides to TESLA pursuant to this Agreement; and (ii) the provision of the Technical Services and any other services provided in accordance with this Agreement. LOTUS shall not be entitled to sub-license the rights granted under this clause 13.5 other than, subject to clause 24, in connection with the performance of its obligations under this Agreement, provided that; (i) such sub- licences do not grant a right to grant further sub-licences; (ii) the sub-licence is on the same or stricter terms as the licence in this clause 13.5; and (iii) LOTUS procures the performance by the sub-licensee of the terms of such sub-licence. For the avoidance of doubt, LOTUS shall not Use nor shall it permit others to Use the TESLA Background or the TESLA Foreground for or in relation to any vehicles, components or products other than the TESLA Vehicle or for any other purpose whatsoever.

13.6	On expiry or termination of this Agreement, the licence granted under clause 13.5 shall continue solely in relation to the designing, developing, manufacturing and selling to TESLA of the Products or goods referred to in clause 13.4 and providing any Technical Services or any such services in relation to them.

Foreground

13.7	All Foreground shall belong to the Party that creates it on creation of that Foreground.

13.8	Subject to the licence contemplated by clause 13.13 below and to the payment referred to below LOTUS hereby assigns to TESLA all right, title and interest (existing and future) LOTUS may have in and to the Manufacturing Foreground created by LOTUS during the period from the Effective Date to the date to which a payment in accordance with clause 7.12 relates, effective from the date on which such payment is received by LOTUS.

13.9	Subject to:

13.9.1	the licence contemplated by clause 13.13 below;

13.9.2	the payment of fees for the Bespoke Work in accordance with clause 7.12; and

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

13.9.3	TESLA complying with the Bespoke Work procedure set out in clause 13.10 below, LOTUS hereby assigns with full title guarantee to TESLA all right, title and interest (existing and future) LOTUS may have in and to all Bespoke Foreground arising or created during the period to which a payment for Bespoke Work in accordance with clause 7.12 relates, effective from the date on which such payment of fees for the Bespoke Work (or part thereof) is received by LOTUS.

13.10	TESLA requests that LOTUS provide to it Technical Services:

13.10.1	TESLA shall provide to LOTUS a completed Approval Request in the form set out in Appendix 11, duly approved and signed by the Vice President Engineering of TESLA or his or her delegate (“Approval Request”);

13.10.2	LOTUS shall review the completed Approval Request and either approve or refuse the Approval Request in writing;

13.10.3	if LOTUS approves the Approval Request the Engineering Director of LOTUS or his or her delegate shall duly approve and sign the Approval Request and, the Technical Services and any and all information, materials and deliverables created by LOTUS in connection with the provision of such Technical Services shall be Bespoke Work; and

13.10.4	if LOTUS refuses the Approval Request it shall do so in writing providing a summary of its reason for doing so.

13.11	LOTUS hereby grants to TESLA an exclusive, royalty-free, non-assignable, non-sub-licensable, worldwide licence to Use for the purposes of this Agreement all rights that LOTUS may have from time to time in the Manufacturing Foreground and the Bespoke Foreground arising, licensed to or created by it during the period from the date on which that Foreground arose or was created to the date the assignment contemplated by clauses 13.8 and 13.9 above (as relevant) comes into effect.

13.12	LOTUS hereby grants to TESLA a non-exclusive, royalty-free, worldwide licence to Use the Bespoke Background in connection with the Bespoke Foreground for the purposes of TESLA’s business, which licence shall become perpetual, sub-licensable and assignable on the date on which LOTUS receives payment in respect of the Bespoke Work in which such Bespoke Background subsists pursuant to clause 7.12.

13.13	TESLA hereby grants to LOTUS a royalty-free, non-exclusive, assignable, irrevocable, world-wide licence in perpetuity to Use and sub-licence all rights TESLA may have from time to time in the Manufacturing Foreground effective from the date of the assignment contemplated by clause 13.8 above.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

13.14	LOTUS may, at its discretion, grant to TESLA a non-exclusive, non-assignable, non-sub-licensable licence to Use the LOTUS Foreground on terms determined by LOTUS at its discretion.

13.15	Neither TESLA nor LOTUS shall charge or grant any security over the Manufacturing Foreground or any part of it or purport to do any of the above.

Styling Rights

13.16	The Styling Rights shall belong exclusively to TESLA. LOTUS shall not charge, grant any interest in, right to or security over, or otherwise encumber the Styling Rights or any of them, or purport to do any of the above. To the extent that any Styling Rights do not automatically vest in TESLA, LOTUS hereby assigns to TESLA, effective upon receipt by LOTUS of payment in full by TESLA for the Design Project, all right, title and interest in and to such Styling Rights.

Infringement and Third Party IPR

13.17	TESLA warrants that Use by LOTUS in the United Kingdom and/or the United States of the Intellectual Property Rights licensed under this Agreement by TESLA to LOTUS in accordance with this Agreement, shall not infringe the Intellectual Property Rights of any third party

13.18	LOTUS warrants that:

13.18.1	as at the date of the assignment the Intellectual Property Rights assigned to TESLA by LOTUS under this Agreement shall not infringe the Intellectual Property Rights of any third party in the United States and/or the United Kingdom; and

13.18.2	that Use by TESLA in the United States and/or the United Kingdom of the Intellectual Property Rights licensed by LOTUS to TESLA under this Agreement in accordance with this Agreement shall not infringe the Intellectual Property Rights of any third party.

13.19	In the event that the Technical Services, utilise software programs and documentation provided by TESLA in relation to which rights may be owned by third parties, TESLA warrants and represents that:

13.19.1	TESLA has all necessary permissions, express or otherwise, to enable the software programs and documentation to be copied or otherwise used by LOTUS during the performance of the Technical Services without infringing any third party copyright, patent or trade secret; and

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

13.19.2	the disclosure of the software programs and documentation during the course of the Technical Services will not involve the breach of any confidential information or contractual relationship.

13.20	Each Party (the “Indemnifying Party”) shall at all times indemnify and keep indemnified the other Party (the “Indemnified Party”), from and against all losses, claims, liabilities, costs, damages, and expenses (including reasonable legal costs) of any nature incurred or suffered by it in relation to any infringement or alleged infringement of any third party’s Intellectual Property Rights arising from a breach by the Indemnifying Party of the warranties set out in clauses 13.17 to 13.19 (as applicable) provided always that:

13.20.1	the Indemnified Party agrees that the Indemnifying Party has the right to defend, or to settle, and the Indemnifying Party agrees, at its own expense, to defend or to settle, any claim, suit or allegation of infringement;

13.20.2	the Indemnifying Party shall consult with Indemnified Party on a regular basis in connection with the investigation, preparation, defence and settlement of any claim or alleged infringement falling within the indemnities in clause 13.20 above and shall make no settlement or admission of liability on behalf of the Indemnified Party without the Indemnified Party’s prior written approval (not to be unreasonably withheld or delayed);

13.20.3	the indemnified Party agrees that the Indemnifying Party shall be relieved of its indemnity obligations under clause 13.20 above unless the Indemnified Party:

13.20.3.1	promptly notifies the Indemnifying Party in writing as soon as it becomes aware of any such claim or threatened claim; and

13.20.3.2	gives the Indemnifying Party proper and full information and assistance to settle and/or defend any such claim, suit or proceeding;

13.20.4	the Indemnifying Party may, at its option and cost, modify or replace the infringing part or product the subject of the infringement or alleged

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

infringement (“Infringing Part”) with a part or product which does not infringe the third party’s Intellectual Property Rights or procure the right for the Indemnified Party to Use the Infringing Part, provided that such action does not reduce or affect the function of the part or product to which the claim relates;

13.20.5	where LOTUS is the Indemnifying Party the indemnity shall not apply where the infringement or alleged infringement arises as a result of a combination of any materials embodying the Intellectual Property Rights licensed by LOTUS to TESLA pursuant to this Agreement with other parts or materials; and

13.20.6	where LOTUS is the Indemnifying Party the indemnity shall not apply in respect of Category 1 Parts.

Trademarks, Branding and Publicity

13.21	LOTUS shall provide TESLA with prior notice of the positioning of any LOTUS branding that will be displayed on any of the Parts or units of Product. Kingdom and I or the United States for any purposes other than that specifically permitted under this Agreement or any written agreement of the owning Party. For the avoidance of doubt, the Parties acknowledge and agree that the design of the TESLA Vehicle in accordance with the Design Specifications shall not infringe this clause in any way.

13.22	In the event that LOTUS or TESLA wish to use the other Party’s name products (including the LOTUS Products and the TESLA Vehicle) or images of such products in any advertisement, publicity, sales promotion activities or for any other similar promotional purpose, each shall obtain the other’s prior consent to such usage including the manner thereof, such consent not to be unreasonably withheld. Both Parties will use their reasonable endeavours to ensure that their respective dealers and distributors comply with the provisions of this clause.

13.23	The Parties shall discuss the opportunities for the use of the LOTUS name and logo in the marketing and sale of the TESLA Vehicle prior to the sale of the first TESLA Vehicle.

13.24	The Parties will discuss the grant of an option to LOTUS to have distribution rights of the TESLA Vehicle in markets outside the Territory and the permission to brand the vehicle a LOTUS. The terms of the licence and the exercise of the option shall be subject to the written agreement of the Parties.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

14.	WARRANTIES

14.1	LOTUS warrants that the Product is and will remain free from In Field Defects for the Warranty Period.

14.2	LOTUS shall have no liability in respect of In Field Defects or Manufacturing Discrepancies to the extent that they are caused by the acts or omissions of a third party during the loading, unloading or transportation of the Product and/or the loading, unloading and transportation of the TESLA Vehicle, provided always that the exclusion in this clause 14.2 shall not apply if the third party has been engaged by LOTUS on TESLA’s behalf.

14.3	In the event of a breach of the warranty provided in clause 14.1 the provisions of Appendix 6 shall apply. LOTUS shall have no further liability to TESLA whatsoever in respect of such breach other than as provided in Appendix 6 and clause 16.

14.4	Notwithstanding any other provision of this Agreement, to the extent that any warranty, guarantee or other protection in respect of any Parts has been or is made available to LOTUS, LOTUS shall to the fullest extent that it is able pass on the benefit of such warranty, guarantee or protection to TESLA, provided that nothing in this clause 14.4 shall require LOTUS to pass on to TESLA any sums received by LOTUS to reimburse LOTUS for sums incurred by LOTUS in the performance of its obligations under clause 11.7, Appendix 6 or clause 16. For the avoidance of doubt, nothing in this clause 14.4 shall require LOTUS to undertake activities to obtain such warranty, guarantee or protection.

14.5	LOTUS gives no warranty as to satisfactory or merchantable quality nor fitness for any purpose (whether or not such purpose is made known at any time to LOTUS) with respect to the equipment, machinery, systems and/or products derived or resulting from the Technical Services or the equipment, machinery, systems or products obtained by LOTUS in the performance of such services, or any goods delivered or conveyed to TESLA by LOTUS and TESLA assumes all risk and liability in respect of any use or implementation of the Technical Services and/or such goods, equipment, machinery, systems or products, whether used singly or in combination with other designs or products. The warranty given in clause 14.6 below is in lieu of all other warranties, express or implied whether by statute or otherwise relating to the Technical Services or any equipment, machinery, systems and/or products derived used or resulting from the provision of the Technical Services to the fullest extent permitted by law.

14.6	Lotus warrants that it will use reasonable care and skill in performing the Technical Services.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

14.7	To the extent that LOTUS can reasonably demonstrate that any Defect falling within paragraph (c) of the definition of In Field Defect was partially caused by the fault or negligence of TESLA, LOTUS’ liability in respect of the warranty in clause 14.1 above shall be adjusted proportionately to reflect its respective responsibility for such In Field Defect. TESLA shall co-operate with LOTUS by providing technical information and/or advice as appropriate in connection with any efforts on LOTUS part to demonstrate that such Defect was caused by the fault or negligence of TESLA.

15.	SUPPLY OF PARTS CATEGORIES OF PARTS

15.1	The Parts used in the manufacture of the Product shall comprise Category 1, Category 2 and Category 3 Parts. The indicative list of the Parts or types of Parts that the Parties currently intend to use is set out in the [***] referred to in Appendix 5.

Approval of Suppliers and Parts

15.2	The Parties shall develop a parts approval procedure and record the procedure in writing as soon as possible after the Effective Date. The procedure shall be based on a production parts approval process (“PPAP”) as is used in the LOTUS advanced product quality planning (“APQP”) system. The procedure shall be agreed in any event at the latest between the Parties as part of the Conditions Precedent in accordance with clause 6.

15.3	To the extent that the Parties agree that any Part has become obsolete. TESLA shall be responsible subject to clause 7.4 above for LOTUS’ costs arising from such determination. Such costs shall include, but shall not be limited to, those associated with Modifications agreed under the change control procedure set out in clause 4 and TESLA Changes agreed by the Parties to the production schedule outside of the agreed variance parameters in clause 9. TESLA shall not be responsible for any such costs that relate to quantities of Parts that are in excess of the relevant maximum order quantities for such parts to be agreed as a Condition Precedent in accordance with clause 6 (assuming scheduling and ordering is undertaken in accordance with clause 9 and Appendix 7), unless the Parties agree otherwise.

15.4	TESLA shall be responsible for:

15.4.1	designing, engineering, negotiating, entering into supplier contracts for, and paying suppliers of Category 1 Parts;

15.4.2	designing and engineering Category 2 Parts;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

15.5	Subject to clause 7.7, LOTUS shall be responsible for negotiating and, subject to clause 15.6, entering into supply contracts for Category 2 Parts and Category 3 Parts.

15.6	LOTUS shall identify suppliers for the supply of Category 2 Parts and Category 3 Parts in accordance with the Supplier Selection Process. LOTUS shall order Category 1 Parts from TESLA and LOTUS shall purchase Category 2 Parts and Category 3 Parts from suppliers approved under the Supplier Selection Process. LOTUS shall not enter into any agreement with any supplier of Category 2 Parts except on terms previously reviewed and approved by TESLA in writing such approval not to be unreasonably withheld or delayed.

15.7	The Parties hereby understand and agree that LOTUS entering into this Agreement represents LOTUS willingness to supply Category 2 Parts and Category 3 Parts to TESLA and that the proposed suppliers of these Category 2 Parts and Category 3 Parts have not yet consented to supply the Category 2 Parts and Category 3 Parts for use in the Product and the TESLA Vehicle. Subject to clause 15.6, TESLA shall be responsible for charges that any and all of these suppliers/LOTUS make in supplying the Category 2 Parts and Category 3 Parts for use in the Product. LOTUS shall have no liability to TESLA in the event that any of these suppliers decline to supply any Category 2 Parts and Category 3 Parts for use in the Product. In circumstances where a supplier has consented to supply Parts for use in the Product then LOTUS shall use reasonable endeavours to ensure that the supplier provides all necessary approvals, consents and permits, and grants all necessary Intellectual Property Rights to enable TESLA to use the parts and components supplied by them in the TESLA Vehicle provided that such services are included within the scope of the supply chain ancillary services described in clause 7.7.

Change Control for Parts

15.8	All Parts that will be used in Validation Prototypes and the Product thereafter shall be released using a PCR. The PCR must be agreed by both Parties and such change shall not become effective until the PCR is signed by both Parties (provided that LOTUS shall not unreasonably withhold agreement for a Change proposed by TESLA).

15.9	The PCR shall be accompanied by any relevant technical information and shall also include, but not be limited to, the following information:

15.9.1	impact on Transfer Price and other costs associated with the Change;

15.9.2	introduction date; and

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

15.9.3	any other effect which it is considered the Change will have.

15.10	Provided that LOTUS provides an appropriate PCR, LOTUS retains the right and discretion at any time to change the specification of Category 3 Parts to satisfy its own requirements in respect of LOTUS Products, provided always that LOTUS informs TESLA that it intends to make such change to specification and TESLA is offered the chance to purchase such changed Part. LOTUS shall give TESLA reasonable notice of such changes. Nothing in this clause shall require TESLA to purchase such changed Part. Any costs associated with the impact of such changes on the Product if TESLA decides to purchase such Part shall be the responsibility of TESLA.

Tooling

15.11	Subject to clause 7.4 above, TESLA shall be responsible for all tooling costs associated with the Product. Such costs relate to, without limitation, tooling for Category 2 Parts and TESLA’s proportional share of new or refurbished tooling (determined by reference to volume of parts produced from the new or refurbished tool) for Category 3 Parts necessary because of the additional production requirements arising from the obligations under this Agreement.

TESLA Parts

15.12	The terms and conditions for the supply of each of the Category 1 Parts from TESLA to LOTUS shall be agreed separately as part of the Conditions Precedent in accordance with clause 6 above. Any fluctuations in the costs of such parts shall be the responsibility of TESLA and therefore changes in the purchase price to LOTUS from TESLA shall result in an equivalent variation in the Transfer Price from LOTUS to TESLA. For the avoidance of doubt, LOTUS shall not be responsible for any adverse cash flow obligations in respect of Category 1 Parts.

16.	RECALLS AND REWORKS

16.1	If, as a result of field experience, test data, or otherwise, a Party becomes aware of a problem that may constitute a safety-related defect or safety or emissions non-compliance, and/or believes that it is necessary to conduct a Product Recall, it will immediately notify the other Party.

16.2

If one Party reasonably believes that a Product Recall is required by law or as a result of an In Field Defect or Manufacturing Discrepancy, then the Parties will cooperate with each other in investigating the issue, analyzing its effects and establishing the appropriate remedial action, if any. Each Party will provide, upon

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

reasonable request of the other Party, any test, quality or other data in its possession necessary for the requesting Party to carry out its investigation.

16.3	If the Parties agree, after consultation with each other (such agreement not to be unreasonably withheld or delayed) that remedial action is warranted, TESLA will, through its service network, establish and implement an appropriate Product Recall for affected TESLA Vehicles.

16.4	If the Parties agree after consultation with each other (such agreement not to be unreasonably withheld or delayed), that a Product Recall is caused by an In Field Defect, then LOTUS shall co-operate with TESLA by providing technical information and/or advice as appropriate and shall pay TESLA’s reasonable costs directly associated with such Product Recall as set out in clause 16.5 in so far as they exceed the Warranty Ceiling. To the extent that LOTUS can reasonably demonstrate that any Product Recall was partially caused by the fault or negligence of TESLA, LOTUS’ liability to pay TESLA’s reasonable costs under this clause shall be adjusted proportionately to reflect its respective responsibility for such Product Recall. TESLA shall co-operate with LOTUS by providing technical information and/or advice as appropriate in connection with any efforts on LOTUS’ part to demonstrate that such Product Recall was caused by the fault or negligence of TESLA.

16.5	TESLA’s costs that are subject to reimbursement from LOTUS pursuant to clause 16.4 shall be limited to:

16.5.1	repairing or replacing and refitting the units of Product or Parts affected by such In Field Defect; and

16.5.2	transportation costs of replacement Parts affected by the Product Recall to TESLA.

16.6	TESLA shall at LOTUS’ request evidence the costs in respect of which it claims reimbursement under clauses 16.4 and 16.5 on an “open book” basis, providing clear and accurate information that is not misleading in respect of such costs. Nothing in this clause shall oblige TESLA to provide information regarding such costs that is not readily available and of the kind routinely used by TESLA in the normal course of its business.

16.7	TESLA shall submit an estimation of costs to LOTUS for the costs set out in clause 16.5 within two (2) Months of commencing a Product Recall. TESLA will use commercially reasonable efforts to mitigate and minimise such costs and shall notify LOTUS of the steps it has taken in this respect.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

16.8	The provisions of this clause 16 shall be without prejudice to any other provision of this Agreement.

17.	LIABILITY

Indemnity

17.1	TESLA shall indemnify LOTUS at all times from and against any and all liabilities, demands, claims, reasonable costs, losses, damages, recoveries, settlements and expenses (including reasonable professional fees) (together “Liabilities”) that LOTUS may suffer or incur (other than as a result of any acts or omissions of LOTUS or any party other than TESLA acting on Lotus’ behalf, arising from or related to):

17.1.1	any third party product liability claims (including for the avoidance of doubt, any class action claims) for Defects in Product and/or the TESLA Vehicle to the extent that the claim does not concern an In Field Defect or Manufacturing Discrepancy;

17.1.2	any third party claim arising in relation to Category 1 Parts provided that such claim does not arise in connection with In Field Defects or Manufacturing Discrepancies in such Category 1 Parts other than where such Defects or Discrepancies arise as a result of any acts or omissions of TESLA or any third party acting on TESLA’s behalf); and

17.1.3	any third party claim (other than a claim covered by clause 17.1.1 above) arising in relation to design Defects in Category 2 Parts; provided that: (1) this indemnity shall not apply to any claim covered by clause 13.20 above; (2) LOTUS shall at all times take such steps as are reasonably practicable to minimise and mitigate any Liabilities that it may incur; and (3) LOTUS agrees that TESLA shall be relieved of its indemnity obligations above unless LOTUS:

(a)	promptly notifies TESLA in writing as soon as it becomes aware of any such claim or threatened claim; and

(b)	gives TESLA proper and full information and assistance to settle and/or defend any such claim, suit or proceeding.

17.2	TESLA shall consult with LOTUS on a regular basis in connection with the investigation, preparation, defence and settlement of any third party claim falling within the indemnity in clause 17.1 above and shall make no settlement or admission of liability on behalf of LOTUS without LOTUS’ prior written approval (not to be unreasonably withheld or delayed).

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

17.3	The indemnity in clause 17.1 above is given in addition to LOTUS’ other rights and remedies that may arise under this Agreement.

Limitation on Liability

17.4	Notwithstanding any other provision of this Agreement and/or the TSA neither party nor its affiliates shall be liable to the other in any circumstances in contract, tort (including negligence or breach of statutory duty) or otherwise howsoever, and whatever the cause thereof:

17.4.1	for any loss of profit, business, contracts, revenues or anticipated savings; or

17.4.2	for any special, indirect or consequential damage of any nature whatsoever, and in all other respects each Party’s liability to the other in respect of any and all claims under this Agreement or otherwise shall be limited to a maximum of [***].

17.5	LOTUS shall not be liable (whether in contract, tort, negligence or otherwise) for any delays in the programme and failure to satisfy the Gateway Deliverables resulting from:

17.5.1	the late, inadequate or defective supply of goods, materials and/or information by TESLA;

17.5.2	the breach by TESLA of any of its obligations under the Agreement; 17.5.3 the late nomination by TESLA of any preferred supplier of TESLA; or any Changes to the Product or any Modification made by or requested by TESLA;

17.6	The Parties recognise that TESLA is ultimately responsible for the implementation of the Technical Services and accordingly, TESLA agrees, and acknowledges that it retains full control over and is solely responsible for the design, performance, manufacture and use of its equipment, machinery, systems, products including, without limitation, those created pursuant to the Technical Services.

17.7	Nothing in this Agreement shall restrict or exclude either Party’s liability to the other for death or personal injury caused by its negligence.

17.8

Without prejudice to clause 17.4 above, TESLA’s maximum liability to LOTUS for Volume Shortfall Compensation above shall be £5,400,000. The Parties agree that if the Cost of Released Parts materially exceeds the Cost of Indicative Parts, the

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Parties will liaise in good faith with a view to agreeing a revised maximum liability for Volume Shortfall Compensation reflecting the increased Cost of Released Parts.

17.9	TO THE EXTENT PERMISSIBLE BY LAW THE OBLIGATIONS AND WARRANTIES OF EACH PARTY SET FORTH IN THIS AGREEMENT UNLESS EXPRESSLY STATED OTHERWISE ARE EXCLUSIVE AND IN LIEU OF ANY OTHER REMEDIES, OBLIGATIONS AND LIABILITIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF SATISFACTORY QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY OTHER LIABILITIES AS TO ANY DEFECT OF THE PRODUCT OR ANY PARTS.

18.	TERMINATION OF TSA

18.1	The Parties hereby agree that with effect from the Effective Date all provisions of the TSA relating to the Intellectual Property Rights of each of the Parties shall be treated as not having come into effect at any time and the Intellectual Property Rights of each of the Parties created or arising under the TSA shall be governed solely by the provisions of this Agreement; and

18.1.1	all services being provided at the Effective Date under the TSA shall continue to be provided by LOTUS in accordance with the provisions of this Agreement; and

18.1.2	the TSA is terminated.

19.	INSURANCE

19.1	Each Party shall maintain:

19.1.1	product liability insurance at a limit sufficient to cover its obligations and liabilities under this Agreement and such insurance coverage shall not be less than twenty one million dollars (US$21m) per annum in the case of TESLA and twelve million pounds (£12m) per annum in the case of LOTUS;

19.1.2	insurance to cover run-off claims that may arise in relation to the Product in the event of either Party ceasing to trade as a business or TESLA ceasing to manufacture and sell the TESLA Vehicle such insurance to be maintained at the limits set out in clause 19.1.1;

19.1.3	workers’ compensation and employer’s liability insurance in amounts sufficient to comply with each Party’s statutory obligations in the US and the UK;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

19.1.4	insurance at a limit that is appropriate to cover liabilities arising from negligence in the design and development of the Product, the Parts and the TESLA Vehicle.

19.2	Each Party shall, on the other’s request, provide the other with copies of the certificates of insurance in respect of the policies and wording of the policies referred to in clause 19.1 above together with proof of payment of the last applicable premium.

19.3	All coverages set out in clauses 19.1.1 and 19.1.2 must be maintained by TESLA from the time that the first unit of Product is Passed to Sales (the “First Pass to Sales Date”) and thereafter until the end of the period of ten (10) years after the date of sale of the last TESLA Vehicle to the end-user and in the case of LOTUS throughout the Term and for a period of ten (10) years from the date the final unit of Product is Passed to Sales.

19.4	In the event that LOTUS’ insurance premium for the product liability insurance described in clause 19.1.1 increases due to the Product being manufactured by LOTUS then the Parties shall discuss the increase and LOTUS shall recover the costs of that increase by raising the Transfer Price for each unit of Product and TESLA hereby agrees to accept such increase accordingly.

20.	TERM AND TERMINATION

20.1	This Agreement shall come into force on the Effective Date and unless terminated earlier in accordance with the provisions of this Agreement shall continue for the Term.

20.2	Either Parry shall be entitled forthwith to terminate this Agreement by written notice to the other if:

20.2.1	the other Party commits any material breach of this Agreement and, in the case of a breach which is capable of remedy, fails to remedy the same within thirty (30) calendar days after receipt of a written notice giving full particulars of the breach and requiring it to be remedied;

20.2.2	any attachment, garnishee order or provisional disposition order is issued against a Party that prejudices the ability of that Party to perform any of its obligations under this Agreement;

20.2.3	any action, application or proceeding is taken, filed or commenced in respect of a Party for:

(a)	bankruptcy, liquidation or in respect of that Party’s liability to pay its debts as they fall due, or for its winding up, dissolution or reorganisation (other than a solvent reorganisation);

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(b)	the appointment of a liquidator, trustee, receiver, administrative receiver or similar officer or any similar action, application or proceeding in any jurisdiction to which it is subject;

20.2.4	the other Party ceases, or threatens to cease, to carry on business (except in connection with a solvent reorganisation);

20.2.5	one Party submits or has been found by the other Party to have submitted fictitious or fraudulent information that the other has relied on to its material detriment;

20.2.6	if the other Party directly or indirectly, attacks, or takes steps to contest or contests (either on its own or with or through any other party) any of Intellectual Property Rights owned by it.

20.3	LOTUS shall be entitled to terminate this Agreement forthwith on written notice to TESLA in the event that TESLA is unable to provide LOTUS with written confirmation that it has complied with its obligations in clause 19.1.1 no later than thirty (30) days after the First Pass to Sales Date.

20.4	TESLA shall be entitled to terminate this Agreement forthwith on written notice to LOTUS in the event that LOTUS is unable to provide TESLA with written confirmation that it has complied with its obligations in clause 19.1.1 no later than thirty (30) days after the First Pass to Sales Date.

20.5	TESLA shall be entitled to terminate this Agreement pursuant to clause 31.

20.6	Clauses 9.14 to 9.17, 13, 14, 16, 17, 19, 20, 21, 22, 24 to 30 and 32 to 34 and any other clauses in this Agreement which expressly or impliedly have effect upon or after expiration or earlier termination shall continue to be enforceable notwithstanding expiration or earlier termination and (except as otherwise expressly provided herein) shall not prejudice any remedies available to either party to this Agreement.

20.7	Termination of this Agreement shall be without prejudice to any rights or remedies accruing to the Parties prior to termination.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

21.	RIGHT TO PURCHASE AND USE INVENTORY IN THE EVENT OF INSOLVENCY

In the event that LOTUS is subject to an Insolvency Event, (i) TESLA shall be entitled to purchase and collect at its cost such Inventory as TESLA at its sole discretion determines from LOTUS’ premises at Hethel on a mutually agreed date (which date shall be a Business Day that, unless TESLA otherwise agrees, is no later than seven (7) days after LOTUS’ receipt of TESLA’s notice of termination pursuant to clause 20.2), and (ii) LOTUS hereby grants to TESLA a non-transferable, non-exclusive, world-wide, royalty-free, irrevocable licence to Use the LOTUS Background and any Inventory Foreground for the assembly, marketing, distribution and sale of the Inventory as spare parts and accessories and otherwise in connection with the Provision of After Sales Services and authorises TESLA to use such Inventory for the Provision of After Sales Services. For the avoidance of doubt, TESLA shall not use and nor shall it permit others to use the LOTUS Background, the Inventory Foreground or the Inventory for or in relation to any other vehicles, components or products or for any other purpose whatsoever.

22.	NON—HIRING OF PERSONNEL

Each Party agrees that it will not on its own account, or in association with any person, firm, company or organisation or otherwise, and whether directly or indirectly during the Term of this Agreement and for a period of six (6) Months from the end of the Term solicit or entice away or attempt to solicit or entice away (or authorise the taking of any such action by any other person) any individual who is at the date of any such solicitation or enticement and was at 1 March 2005 an employee or contractor of the other unless the Parties agree otherwise.

23.	AUDIT

LOTUS shall have a right to audit TESLA’s manufacturing and shipping processes and TESLA shall have a right to audit the Product manufacturing process at LOTUS, in each case solely for and to the extent necessary to ensure compliance with the terms of this Agreement and not more. Each Party shall bear the costs of any audit that it instigates. Each Party shall give the other reasonable written notice of at least one (1) week prior to any audit and all audits shall be conducted during the other Party’s normal business hours in compliance with any reasonable site rules and procedures established by that Party and in such a way as to cause the minimum disruption to that Party.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

24.	CONFIDENTIALITY

24.1	Neither of the Parties hereto shall disclose or make available to any third party without the consent of the other Party any Confidential Information whether written or oral and whether including any technical information relating to the Product, the Parts, the LOTUS Products or the TESLA Vehicle, which is obtained from or made available or accessible by the other Party or parties in connection with the transactions under this Agreement except any information which is:

24.1.1	subject to an obligation to disclose under law or to any regulatory authority which is entitled to require disclosure by notice or otherwise;

24.1.2	in the public domain other than as a result of a breach of this clause 24;

24.1.3	already in the receiving party’s possession prior to disclosure other than as a result of a breach of this clause; or

24.1.4	required to be transmitted by the Parties to their suppliers or service organisations provided that such third parties are bound by the same obligations of confidentiality as set out in this Agreement and provided further that each Party shall notify the other of any disclosures made pursuant to this clause.

24.2	The obligations under this clause 24 shall apply to all employees, officers, agents and sub-contractors of the Parties, and each of the Parties shall procure that these parties are bound by the same obligations of confidentiality.

24.3	TESLA acknowledges that all technical and engineering information and/or advice furnished to TESLA under this Agreement that constitutes or relates to LOTUS Background is LOTUS property. TESLA shall use such information and/or advice only for the purpose of this Agreement and at all times treat them as confidential.

24.4	LOTUS acknowledges that all technical and engineering information and/or advice furnished to LOTUS by TESLA under this Agreement that constitutes or relates to TESLA Background is TESLA property. LOTUS shall use such information and/or advice only for the purpose of this Agreement and at all times treat them as confidential.

24.5	For the purpose of this clause, if any Confidential Information (including technical information and/or advice) furnished to the receiving Party by the disclosing Party in tangible form is, in the reasonable opinion of the disclosing Party, no longer necessary to receiving Party’s performance as a result of expiration or earlier termination of this Agreement, the receiving Party shall, at the disclosing Party’s request, promptly return or dispose of the same and all reproductions thereof at receiving Party’s expense.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

24.6	The Parties acknowledge and agree that nothing in this clause 24 shall apply in respect of the use by:

24.6.1	LOTUS of Manufacturing Foreground in accordance with clause 13.13;

24.6.2	TESLA of Manufacturing Foreground in accordance with clause 13.11;

24.6.3	TESLA of Bespoke Foreground in accordance with clause 13.11; and

24.6.4	TESLA of Bespoke Background in accordance with clause 13.12.

24.7	The Parties agree that the provisions of this clause 24 shall not apply to any Confidential Information to the extent that the obligations of any Tripartite Non- Disclosure Agreement between Group Lotus PLC, TESLA and any potential supplier (substantially in the form of the pro-forma agreement agreed by Group Lotus PLC and TESLA applies to LOTUS and TESLA in relation to such Confidential Information.

25.	DISPUTE RESOLUTION

25.1	Any dispute, controversy or difference which may arise between the Parties hereto, out of or in connection with this Agreement, any agreements or transactions hereunder, or for the breach thereof, will be settled as follows:

25.1.1	in the first instance all disputes shall be referred to the CEO of TESLA or such other person as the CEO selects and the Managing Director of LOTUS Cars or such other person as the Managing Director of LOTUS Cars selects, who shall meet together and attempt to resolve the dispute between themselves (the “Mediation Committee”);

25.1.2	if the Mediation Committee fails to resolve the matter within one (1) Month, or such other agreed period, then the Parties agree that the dispute shall be subject to mediation in accordance with the Centre for Dispute Resolution Model Mediation Procedure (“CEDR”) (the “Model Procedure”);

25.1.3	in order to initiate a mediation under the Model Procedure a Party must give written notice to the other of the required mediation, such notice to be from one Chief Executive Officer or other senior Board Director (“CEO”) addressed to the other party’s CEO. A copy of the request should be sent to CEDR;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

25.2	the mediation shall start no later than thirty (30) calendar days after the date of the notice;

25.3	the commencement of mediation will not prevent the parties commencing or continuing court proceedings;

25.4	the mediation will take place in London and the Mediation Agreement referred to in the model procedure shall be governed by and construed and take effect in accordance with English law. The courts of England shall have exclusive jurisdiction to settle any claim, dispute or matter of difference that may or may not arise in connection with the dispute.

26.	ENTIRE AGREEMENT/VARIATION

This Agreement and the documents referred to herein record the entire agreement and understanding between the Parties relating to the supply of Product. Nothing in this Agreement shall operate to limit or avoid the liability of either Party for fraudulent misrepresentations. No variation of the terms of this Agreement shall have legal effect unless evidenced in writing and signed by both Parties. Only a director of each Party shall have authority to effect such variations on behalf of such Party.

27.	ASSIGNMENT

None of the Parties hereto shall, without the prior written consent of the other, assign or transfer to any third party this Agreement or all or any part of its rights or obligations hereunder or of those under any agreements or transactions hereunder, and any assignment or transfer or purported assignment or transfer without such consent shall be null and void.

28.	GENERAL WAIVER

Any waiver or indulgence granted by either Party to the other in respect of a breach of any part of this Agreement shall not be deemed to be a waiver or indulgence in respect of any further or future breach of that part or any other part of this Agreement.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

29.	SEVERABILITY

The clauses of this Agreement shall be severable and the illegality, invalidity or unenforceability of any clause shall not affect the operation of any other part of this Agreement.

30.	NOTICES

30.1	Any notices, order forms or consents which may be required to be served under this Agreement shall be in writing and shall be sent by facsimile machine and/or pre-paid registered mail and/or by hand delivery and/or electronic mail to the Party for whom it is intended at the address (or number, in the case of a facsimile transmission) set out in clause 30.1.1 or to any other address which that Party shall have notified in writing as being an address for service. Any notice or consent so sent by facsimile machine or electronic mail shall be deemed to be served on the first following Business Day; any notice or consent sent by pre-paid registered mail shall be deemed to be served seven Business Days after dispatch and any notice or consent given by hand shall be deemed served upon presentation to the recipient Party. In the case of delivery by hand, facsimile transmission or electronic mail, where delivery or transmission occurs after 6.00 pm at the place of delivery or transmission, receipt shall be deemed to occur at 9.00 am on the first following Business Day at the place of receipt. All notices or consents sent by electronic mail or facsimile machine shall be confirmed by the dispatch of a copy sent by pre-paid registered mail. No notice sent by electronic mail or facsimile machine shall be deemed to have been served if the sending Party receives or is provided with any automated notification that such notice has not been received by the other Party.

30.1.1	For the purposes of this clause the authorised address of each Party shall be the address set out below (including the details of the facsimile number and person whose attention a notice or communication is to be addressed) or such other address as that Party may notify to the other in writing from time to time in accordance with the requirements of this clause:

LOTUS:

Address:	Potash Lane, Hethel Norwich, Norfolk NR14 8EZ
Facsimile No:	+44 1953 608 104
Attention:	The Company Secretary

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

TESLA:

Address:	1050 Commercial Street San Carlos, CA 94070
Facsimile No:	+1 650 413 4099
Attention:	Vice President of Manufacturing

31.	CRITICAL SUPPLY FAILURES

Notwithstanding any other provision of this Agreement, if LOTUS fails to supply to TESLA [***]% or more of the Order-Accepted Products by their original (unrevised) Planned Pass to Sales date over any ninety (90) calendar day period (and such failure is not caused by Deficiencies) (a “Critical Supply Failure”), the following provisions shall apply. TESLA shall be entitled to notify LOTUS that a Critical Supply Failure has occurred (a “Critical Supply Failure Notice”). Effective upon receipt by LOTUS of such Notice: (i) TESLA shall be entitled to terminate this Agreement forthwith on written notice to LOTUS and purchase and collect at its cost such Inventory from LOTUS’ premises at Hethel on a mutually agreed date (which date shall be a Business Day that, unless TESLA otherwise agrees, is no later than seven (7) days after LOTUS’ receipt of the Critical Supply Failure Notice), and (ii) LOTUS hereby grants to TESLA a non-transferable, non-exclusive, world-wide, royalty-free, irrevocable licence to Use the LOTUS Inventory Foreground in connection with the assembly, marketing, distribution and sale of the Inventory as spare parts and accessories and otherwise in connection with the Provision of After Sales Services and authorises TESLA to use such Inventory for the Provision of After Sales Services. For the avoidance of doubt, TESLA shall not use and nor shall it permit others to use the LOTUS Background, the Inventory Foreground or the Inventory for or in relation to any other vehicles, components or products or for any other purpose whatsoever.

32.	GOVERNING LAW

This Agreement and any documents to be entered into pursuant to it (including its formal validity) shall be governed and construed in accordance with English law. The Parties hereby irrevocably submit to the exclusive jurisdiction of the English courts.

33.	SERVICE OF PROCESS

TESLA hereby irrevocably appoints Varney Barfield & Co., Ltd of 17 The Square, Kenilworth, Warwickshire as its agent to receive, for it and on its behalf, service of process in any proceedings in England in connection herewith. Such service shall

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be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by TESLA). LOTUS shall also send a copy of any claim at the same time by registered mail to TESLA at its address for notices. If for any reason such process agent ceases to be able to act as such or no longer has an address in England, TESLA irrevocably agrees to appoint a substitute process agent acceptable to LOTUS (such acceptance not to be unreasonably withheld or delayed), and shall promptly notify LOTUS of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.

34.	THIRD PARTY RIGHTS

No person other than a Party to this Agreement shall have any right by virtue of the Contracts (Rights of Third Parties) Act 1999 to enforce any term (express or implied) of this Agreement, but this is without prejudice to any right or remedy of the third party which may exist or be available apart from that Act.

IN WITNESS WHEREOF the Parties have caused the Agreement to be executed in two parts by their duly authorised representatives.

Signed by	)	/s/ Clive Dopson
duly authorised for and on	)
behalf of LOTUS CARS LIMITED	)	7/7/05
in the presence of	)

Signed by	)
duly authorised for and on	)	/s/ Simon Wood
behalf of LOTUS CARS LIMITED	)
in the presence of	)

Signed by	)
duly authorised for and on	)	/s/ Thomas E. Colson
behalf of TESLA MOTORS INC.	)
in the presence of	)

Signed by	)
duly authorised for and on	)	/s/ Martin F. Eberhard
behalf of TESLA MOTORS INC.	)
in the presence of	)

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 1

Outline Product Specification

1.	The parties intend that the TESLA Vehicle will be a two seater, two door, electric, rear wheel drive convertible sports car.

2.	The Product will be derived from the federal market LOTUS Elise platform.

3.	The TESLA Vehicle will comprise the Product and any other parts that may be added by TESLA.

4.	The intended styling theme of the TESLA Vehicle is illustrated below: Gateway Deliverables

[Photo of Tesla Roadster]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 2

Gateway Deliverables

The Gateway Deliverables are the deliverables set out in the “Deliverables RASIC” sheet as further defined in the “All Deliverables Printout” sheet, each of which are contained in the [***].

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 3

Criteria

The TESLA Vehicle shall comply with the following standards at Validation Prototype standard.

	Test Standard	Criteria
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The above list assumes that the TESLA Vehicle will comply with all applicable legal and regulatory requirements in the Territory. It also assumes that the operational environment within which the TESLA vehicle is required to function lies within that specified for the Federal Elise ( -20 degrees C to +40 degrees C ). The subjective evaluations are to be made by appropriate LOTUS personnel acting reasonably, with TESLA personnel fully able to observe and monitor such evaluations, and consult with LOTUS in respect of them. The evaluations shall take place at times reasonably convenient for both Parties.

The Vehicle Evaluation Rating (“VER”) scale is shown overleaf. Definitions for Level 1 and 2 Concerns are set out in the LOTUS PPDM Concerns Process document (reference B4-A-3293) attached.

It should be noted that the performance of various systems such as the SRS Airbags may also need to be approved by the system suppliers.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Vehicle Evaluation Rating Score System

[***]			[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]		[***]		[***]		[***]		[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

PPDM CONCERN SEVERITY RATINGS

B4-A-3293

	Level	Issue Definition
Scope: Lotus Engineering Responsibility: Head of Quality Related Documents: B3-A-3.29 PPDM Concern Process B4-A-329 I How to Raise a PPDM Concern B4-A-3292 PPDM Concern Form	1	CRITICAL

Walk home (disabled vehicle).

Complete loss of function.

Customer or Dealer dissatisfaction (extreme inconvenience, high expense, unable to repair).

No build (cannot assemble, take off-line, cannot rework).

Safety or Regulatory Item.

Will not meet legislation.

Will not meet performance specifications.

Will not meet Project Timing.

Corrective and Preventive actions not identified.

	2	MAJOR

Customer or Dealer dissatisfaction (great inconvenience, immediate return to dealer, high repair or service expense).

Changes to specification.

Rework of parts.

Unplanned activities.

Excessive build problems (manpower, difficulty ergonomics, etc.).

Not likely to meet performance specifications.

Not likely to meet Project Timing.

Corrective and Preventive actions not identified.

	3	MODERATE (less severe terms of level 2)

Customer dissatisfaction (for on next trip to dealer).

Dealer dissatisfaction (difficult service).

Clarification of specification.

Difficult build (fastener problems, improvements to assembly procedures, extra operators, plant layout).

May not meet performance specifications.

May not meet Project Timing.

Documentation Errors (tolerances too tight, process sheets incorrect).

Corrective and Preventive actions identified.

	4	MINOR – Continuous Improvement

Customer annoyance (possible warranty repair).

Possible improvements to any area (design, assembly, cosmetic, documentation, cost reduction, part deproliferation, additional tooling for quality improvement etc.)

No effect on Project Timing or performance specifications.

Corrective and Preventive actions identified.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Uncontrolled if Printed	Page 1 of 1

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 4

Initial Production Ramp Schedule

	3 Month fixed ramp up period
Week No.	1	2	3	4	5	6	7	8	9	10	11	12
Launch	1	1	2	2	3	3	4	4	5	6	6	8
PTS			1	1	2	2	3	3	4	4	5	6

Notes:

“Launch” means Start of Production.

Assumptions:

Weeks represent LOTUS normal manufacturing weeks as set out in the Manufacturing Calendar in Appendix 8.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 5

Indicative list of Parts

The Indicative List of Parts is set out in the [***].

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 6

Warranty Claims and Conditions

The Warranty

1.	LOTUS will reimburse TESLA only in respect of costs of In Field Defects in excess of the Warranty Ceiling and in accordance with the Warranty Claims process set out below.

2.	At the end of the Warranty Period for each Model Year, the Parties shall calculate the average Warranty Claim per unit of Product for that Model Year (the “Average Claim per Unit”).

The Average Claim per Unit =	the Total Approved Warranty Costs for All units of Product in the Model Year the total number of units of Product in the Model Year that were Passed to Sales

The “Total Approved Warranty Costs for All Units of Product in the Model Year” means all costs in respect of In Field Defects in respect of each Model Year that TESLA is permitted to claim for in accordance with paragraph 4 below and that TESLA actually claims for.

If the Average Claim per Unit is equal to or below the Warranty Ceiling, LOTUS shall have no obligation to pay TESLA any Warranty payment in respect of the units of Product in the relevant Model Year.

If the Average Claim per Unit is greater than the Warranty Ceiling, subject to paragraph 9 below, LOTUS shall pay TESLA within thirty (30) days an amount equal to the total number of units of Product in the Model Year that were Passed to Sales multiplied by the difference between the Average Claim per Unit and the Warranty Ceiling.

3.	For the purposes of this Agreement, the Parties agree as follows:

a)

“Model Year” means the model year designation that will be allocated to each unit of Product by reference to the Vehicle Identification Number (“VIN”) assigned to the unit of Product. The allocation of any particular Model Year to the TESLA Vehicles shall be determined by reference to any Changes made to the TESLA Vehicles and

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the extent to which, taken individually or together, they represent a model update (the intention being that the Model Year will change with each model update). Nothing in this definition shall be taken to indicate that the period of time between changes in Model Years (the “Model Year Duration”) will be either equal to, or less or more than, a calendar year; and

b)	units of Product allocated to any Model Year with a Model Year Duration of less than six (6) Months shall be treated as being included in the following Model Year.

4.	TESLA shall be entitled to claim only for the following costs in respect of In Field Defects:

a)	Warranty Labour Costs;

b)	costs of replacement Parts and associated service level parts affected by such In Field Defect; and

c)	transportation costs of the units of the Parts (including units and Parts repaired or replaced under (b) above affected by such In Field Defects from LOTUS and/or a third party supplier to TESLA.

5.	The Parties shall discuss and agree in good faith the implications of changes in the unit costs of Category 3 Parts and/or Category 2 Parts and associated labour rates and it is intended that any change will change the Warranty Ceiling by a corresponding percentage. Neither TESLA nor LOTUS shall unreasonably withhold their consent to such a change.

Exclusions

6.	LOTUS shall not be obliged under this Warranty to reimburse TESLA in respect of costs relating to:

a)	Category 3 Parts and Category 2 Parts which have been subject to any misuse, track use, negligence or accident or modification by customers;

b)	Category 3 Parts and Category 2 Parts which have been subject to any repair or alteration (including without limitation, Parts subject to or affected by a TESLA Modification) which adversely affects the Product’s or Part’s performance and/or reliability;

c)	Category 3 Parts and Category 2 Parts that are replaced as a service item (le not under a Warranty Claim) and replaced in accordance with routine replacement or maintenance;

d)	deterioration of Category 3 Parts and Category 2 Parts due to normal customer wear and tear and/or exposure and/or inappropriate storage;

e)	hire cars;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

f)	goodwill and incentives;

g)	polishing and preparation work;

h)	the representations made to customers by TESLA (including third parties acting on TESLA’s behalf) connected with the sale of the TESLA Vehicle;

i)	all TESLA Vehicle buy backs.

j)	administration by TESLA in relation to this Warranty;

k)	any Defect in a Category 1 Part or any Defect caused by a Category 1 Part; I)

l)	roadside assistance costs;

m)	any warranty costs below the Warranty Ceiling;

n)	any costs relating to non acceptable claims to be agreed by both Parties.

7.	In respect of the aluminium chassis frame, LOTUS’ obligations to make any payment under this Warranty for In Field Defects shall not apply to any chassis (or part of a chassis) where corrosion results from damage to the protective surface caused by extraneous factors including, without limitation, accident damage, atmospheric pollution or the application of corrosive materials or where corrosion results from heating, welding or bending of the chassis in contravention of LOTUS’ approved practices.

Claims Process

9.	TESLA shall make Warranty Claims by submitting an invoice (together setting out the relevant calculations) for such Claims at the end of the Warranty Period for each Model Year.

10.	TESLA shall make their Warranty Claim source data available to LOTUS for review when requested by LOTUS and shall provide their Warranty Claim calculations and reports when requested by LOTUS. This data shall include, without limitation, Category 3 Part number, Category 2 Part number, Pass to Sale date, dealer claim date, VIN number, mileage, months after retail sale date, Category 3 Part description, fault description, cost as set out in paragraph 4, labour cost and labour time.

11.	TESLA shall make available to LOTUS copies of TESLA warranty policies and procedures, and advise of any updates.

12.	TESLA shall calculate the total Warranty Claim for each Model Year separately (as defined with paragraph 3).

13.	LOTUS shall co-operate with TESLA by providing technical information and/or advice as appropriate in connection with any efforts on TESLA’s part to demonstrate that any In Field Defect in any Part, any unit of Product or in its or their assembly was caused by the fault or negligence of LOTUS or LOTUS’ suppliers.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

14.	TESLA shall use its reasonable endeavours to mitigate costs for which LOTUS is responsible under this Warranty.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 7

Forecasting and Ordering Rules

LOTUS and TESLA shall undertake the forecasting of Volume Requirements and ordering for units of Product according to the provisions of this Agreement and the rules described below.

1. Ordering

TESLA and LOTUS shall nominate individuals to communicate regarding purchasing and supply of the Product and Parts and such individuals shall maintain regular contact.

Subject to clauses 9 and 10, TESLA shall provide LOTUS with forecasts for the numbers of units of Product that it requires and the Long Lead Time Configuration Options for such units by the 5th Business Day of each Month. Provided that TESLA’s order for any Month complies with the provisions of clause 9.1 and matches the forecast made for that Month by TESLA during the prior Month (the “Relevant Forecast”), TESLA’s order shall be binding on both Parties (a “Binding Product Order”).

Subject to clauses 9 and 10, TESLA shall provide LOTUS with, and place orders for units of Product as follows:

In the event that TESLA’s order for any Month does not match the Relevant Forecast, LOTUS shall notify TESLA in writing within seven (7) Business Days of the date on which LOTUS received TESLA’s order and the parties shall liaise in good faith to resolve any discrepancy and agree TESLA’s order for the relevant Month and such agreement once confirmed in writing shall constitute a Binding Product Order. If, following such notification, the Parties are unable to resolve any discrepancy and agree TESLA’s order for the relevant Month within a further three (3) Business Days, then LOTUS shall at its discretion be entitled to deem TESLA to have ordered such units of Product for that Month as were specified either in the Relevant Forecast or, in the event that TESLA fails to provide such a Relevant Forecast, as were actually ordered by TESLA in the prior Month and once confirmed to TESLA in writing, such deemed order shall constitute a Binding Product Order.

If LOTUS does not notify TESLA of any discrepancy at the latest within seven (7) Business Days of the date on which TESLA made its order, such order shall be automatically deemed accepted at the end of such period and shall constitute a Binding Product Order.

By the 10th Business Day of each Month, LOTUS shall notify TESLA of any additional information that LOTUS considers may be relevant to TESLA’s forecasting of Volume Requirements decisions for future Months (including, without limitation, commercial factors

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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that may influence TESLA’s decision to order different versions or options, Inventory status and run-out, timings and supply factors in relation to Changes and model updates, and other special timing requests) and LOTUS and TESLA shall consult with each other in relation to such notified information and its potential affect on TESLA’s forecasting decisions.

TESLA shall notify LOTUS of all relevant Short Lead Time Configuration Options In respect of units of Product ordered for any Month at least six (6) weeks prior to the date for commencement of production of such units, as provided for in the LOTUS Build Schedule.

Subject to the provisions of this Appendix 7 and clause 9 of the Agreement, LOTUS shall configure such units of Product and deliver them to TESLA in accordance with the Short Lead Time Configuration Options and the Long Lead Time Configurations Options. LOTUS holidays and shutdowns

2. LOTUS holidays and shutdowns

Without prejudice to LOTUS’ obligations under this Agreement, LOTUS shall provide TESLA with as much prior notice as is commercially practicable of all expected, planned or known dates of factory shutdowns (or other interruptions or disruptions to the manufacturing and production process or schedule) and UK public holidays during the Term.

3. Scheduling process for Engineering/Validation Prototypes

TESLA shall notify LOTUS in writing of the number of Evaluation and/or Validation Prototypes and a representative list of the Category 3 Parts required for such Prototypes at least three (3) Months prior to the scheduled start of assembly of such Prototypes.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 8

Manufacturing Calendar 2005

Week No.									
					JANUARY			3.8	3.8
1	1	2	3	4	5	6	7		
2	8	9	10	11	12	13	14		
3	15	16	17	18	19	20	21		
4	22	23	24	25	26	27	28		
								3.8	3.8
					FEBRUARY			4.0	4.0
5	29	30	31	1	2	3	4		
6	5	6	7	8	9	10	11		
7	12	13	14	15	16	17	18		
8	19	20	21	22	23	24	25		
								7.8	7.8
					MARCH			4.6	4.6
9	26	27	28	1	2	3	4		
10	5	6	7	8	9	10	11		
11	12	13	14	15	16	17	18		
12	19	20	21	22	23	24	25		
13	26	27	28	29	30	31	1		
								12.4	12.4
					APRIL			4.0	4.0
14	2	3	4	5	6	7	8		
15	9	10	11	12	13	14	15		
16	16	17	18	19	20	21	22		
17	23	24	25	26	27	28	29		
								16.4	16.4
					MAY			3.8	3.8
18	30	1	2	3	4	5	6		
19	7	8	9	10	11	12	13		
20	14	15	16	17	18	19	20		
21	21	22	23	24	25	26	27		
								20.2	20.2
					JUNE			3.0	3.8
22	28	29	30	[redacted]					
23	4	5	6	7	8	9	10		
24	11	12	13	14	15	16	17		
25	18	19	20	21	22	23	24		
								23.2	24.0

Week No.									
					JULY			4.0	5.0
26	25	26	27	28	29	30	1		
27	2	3	4	5	6	7	8		
28	9	10	11	12	13	14	15		
29	16	17	18	19	20	21	22		
30	23	24	[redacted]					27.2	29.0
					AUGUST			3.0	4.0
31	30	31	[redacted]						
32	6	7	8	9	10	11	12		
33	13	14	15	16	17	18	19		
34	20	21	22	23	24	25	26		
								30.2	33.0
					SEPTEMBER			4.8	4.8
35	27	28	29	30	31	1	2		
36	3	4	5	6	7	8	9		
37	10	11	12	13	14	15	16		
38	17	18	19	20	21	22	23		
39	24	25	26	27	28	29	30		
								35.0	37.8
					OCTOBER			3.0	4.0
40	1	2	3	4	5	6	7		
41	8	9	10	11	12	13	14		
42	15	16	17	18	19	20	21		
43	22	23	[redacted]						
								38.0	41.8
					NOVEMBER			5.0	5.0
44	29	30	31	1	2	3	4		
45	5	6	7	8	9	10	11		
46	12	13	14	15	16	17	18		
47	19	20	21	22	23	24	25		
48	26	27	28	29	30	1	2		
								43.0	46.8
					DECEMBER			3.0	3.0
49	3	4	5	6	7	8	9		
50	10	11	12	13	14	15	16		
51	17	18	19	20	21	22	23		
52	24	25	26	27	[redacted]		30		
1	31	1							
								46.0	49.8

Lotus Cars Fixed Holidays = ■ 19.5

Engineering Fixed Holidays = ▧ 2.5

Public / Bank holidays = □ 8

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 9

Example Product Change Request Form

[Screenshot of Online Form]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 10

Technical Services and Facilities Fees

LABOUR CATEGORY	CHARGE PER HOUR/ £
Chief Engineer	[***]
Senior Engineer	[***]
Engineer	[***]
Technician	[***]

CATEGORY	HANDLING CHARGE
Expenses	+[***]%
Materials (less than or equal to £10,000 per single item)	+[***]%
Materials (greater than £10,000 per single item)	+[***]%

FACILITY CATEGORY	CHARGE PER HOUR/ £
Catia	[***]
CAE Structural	[***]
Other facilities	By arrangement

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix 11

Approval Request for Bespoke Work Request for Technical Services for Bespoke Work.

To:	[Engineering Director]

LOTUS

Scope of Bespoke Work: [Detailed description of the work requested].

Bespoke Work to be undertaken by:

Approved and signed by TESLA:

Signed
[Vice President Engineering]

Date

Approved and signed by LOTUS:

Signed
[Engineering Director]

Date

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.